SUSTAINABLE AND SOCIALLY RESPONSIBLE EQUITY FUNDS

PROSPECTUS
Class A, B, C and Y

January 31, 2010,
as revised March 10, 2010

Class (Ticker)
Calvert Signature StrategiesTM
Calvert Social Investment Fund ("CSIF") Balanced Portfolio	A (CSIFX)	B (CSLBX)	C (CSGCX)
CSIF Equity Portfolio	A (CSIEX)	B (CSEBX)	C (CSECX)	Y (CIEYX)
Calvert Social Index Fund	A (CSXAX)	B (CSXBX)	C (CSXCX)
CSIF Enhanced Equity Portfolio	A (CMIFX)	B (CDXBX)	C (CMICX)
Calvert Large Cap Growth Fund	A (CLGAX)	B (CLGBX)	C (CLGCX)	Y (CLGYX)
Calvert Capital Accumulation Fund	A (CCAFX)	B (CWCBX)	C (CCACX)
Calvert World Values ("CWVF") International Equity Fund	A (CWVGX)	B (CWVBX)	C (CWVCX)	Y (CWEYX)
Calvert International Opportunities Fund	A (CIOAX)		C (COICX)	Y (CWVYX)
Calvert New Vision Small Cap Fund	A (CNVAX)	B (CNVBX	C (CNVCX)
Calvert Small Cap Value Fund	A (CCVAX)		C (CSCCX)
Calvert Mid Cap Value Fund	A (CMVAX)		C (CMVCX)

Calvert Solution StrategiesTM
Calvert Global Alternative Energy Fund	A (CGAEX)		C (CGACX)
Calvert Global Water Fund	A (CFWAX)		C (CFWCX)	Y (CFWYX)

Calvert SAGE StrategiesTM
Calvert Large Cap Value Fund	A (CLVAX)		C (CLVCX)	Y (CLVYX)

Calvert Asset Allocation Funds
Calvert Conservative Allocation Fund	A (CCLAX)		C (CALCX)
Calvert Moderate Allocation Fund	A (CMAAX)		C (CMACX)
Calvert Aggressive Allocation Fund	A (CAAAX)		C (CAACX)

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Sustainable and Socially Responsible Equity Funds Prospectus January 31, 2010, as revised March 10, 2010
TABLE OF CONTENTS
FUND SUMMARIES	(This section summarizes Fund fees, investment strategies, risks, past performance, and purchase and sale procedures.)	1
Calvert Signature StrategiesTM
Calvert Social Investment Fund ("CSIF") Balanced Portfolio		1
CSIF Equity Portfolio		5
Calvert Social Index Fund		8
CSIF Enhanced Equity Portfolio		11
Calvert Large Cap Growth Fund		14
Calvert Capital Accumulation Fund		18
Calvert World Values International Equity Fund		21
Calvert International Opportunities Fund		25
Calvert New Vision Small Cap Fund		29
Calvert Small Cap Value Fund		32
Calvert Mid Cap Value Fund		35
Calvert Solution StrategiesTM
Calvert Global Alternative Energy Fund		38
Calvert Global Water Fund		42
Calvert SAGE StrategiesTM
Calvert Large Cap Value Fund		46
Calvert Asset Allocation Funds
Calvert Conservative Allocation Fund		50
Calvert Moderate Allocation Fund		54
Calvert Aggressive Allocation Fund		58
ADDITIONAL INFORMATION THAT APPLIES TO ALL FUNDS		62
Tax Information		62
Payments to Broker/Dealers and Other Financial Intermediaries		62
MORE INFORMATION ON FEES AND EXPENSES	(This section provides details on Fund fees and expenses.)	63
MORE INFORMATION ON INVESTMENT STRATEGIES AND RISKS	(This section provides details on Fund investment strategies and risks.)	66
Description of Alternative Energy Indices; Description of Water Indices		70
Fund of Funds Structure		71
Portfolio Holdings		72
ABOUT SUSTAINABLE AND SOCIALLY RESPONSIBLE INVESTING	(This section describes the sustainable and socially responsible investment criteria of the Funds.)	72
Calvert Signature StrategiesTM
Investment Selection Process		72
Sustainable and Socially Responsible Investment Criteria		73
Shareholder Advocacy and Corporate Responsibility		75
Calvert Solution StrategiesTM
Investment Selection Process		76
Sustainable and Socially Responsible Investment Criteria		76
Calvert SAGE StrategiesTM
Investment Selection Process		78
Sustainable and Responsible Investment		78
SAGETM Enhanced Engagement Strategy		79
Special Investment Programs		79
High Social Impact Investments		79
Special Equities		80
Manager Discovery Program		80
MANAGEMENT OF FUND INVESTMENTS	(This section provides details on Fund investment managers.)	80
About Calvert		80
More Information about the Advisor, Subadvisors and Portfolio Managers		81
Advisory Fees		85
Consulting Fees		86
SHAREHOLDER INFORMATION	(This section provides details on how to purchase and sell Fund shares, how shares are valued, and information on dividends, distributions and taxes.)	86
How to Buy Shares		86
Getting Started -- Before You Open an Account		86
Choosing a Share Class		87
Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges		89
Reduced Sales Charges (sales load breakpoints/discount)		90
Reinstatement Privilege		92
Distribution and Service Fees		92
Service Fees and Arrangements with Broker/Dealers		93
How to Open an Account		94
How Shares are Priced		95
When Your Account will be Credited		96
How to Sell Shares		97
Other Calvert Features/Policies (Exchanges, Market Timing Policy, etc.)		98
Dividends, Capital Gains and Taxes		101
DESCRIPTION OF UNDERLYING FUNDS	(This section describes underlying Calvert funds in which the Asset Allocation Funds invest.)	102
SUSTAINABLE AND SOCIALLY RESPONSIBLE INVESTING BY THE UNDERLYING FUNDS	(This section provides information about sustainable and socially responsible investing by underlying Calvert funds in which the Asset Allocation Funds invest.)	105
FINANCIAL HIGHLIGHTS	(This section provides selected information from the financial statements of the Funds.)	108
CSIF Balanced Portfolio		109
CSIF Equity Portfolio		112
Calvert Social Index Fund		116
CSIF Enhanced Equity Portfolio		119
Calvert Large Cap Growth Fund		122
Calvert Capital Accumulation Fund		126
Calvert World Values International Equity Fund		129
Calvert International Opportunities Fund		133
Calvert New Vision Small Cap Fund		135
Calvert Small Cap Value Fund		138
Calvert Mid Cap Value Fund		140
Calvert Global Alternative Energy Fund		142
Calvert Global Water Fund		143
Calvert Large Cap Value Fund		145
Calvert Conservative Allocation Fund		148
Calvert Moderate Allocation Fund		150
Calvert Aggressive Allocation Fund		152

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT SOCIAL INVESTMENT FUND BALANCED PORTFOLIO
Class (Ticker):	A (CSIFX)	B (CSLBX)	C (CSGCX)

INVESTMENT OBJECTIVE

The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability and social responsibility factors.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 48 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	5.00%	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.23%	1.00%	1.00%
Other expenses	0.35%	0.66%	0.51%
Acquired fund fees and expenses	0.03%	0.03%	0.03%
Total annual fund operating expenses	1.31%	2.39%	2.24%

1 The contingent deferred sales charge reduces over time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year; and
  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class B		Class C
		Sold	Held	Sold	Held
1	$602	$742	$242	$327	$227
3	$870	$1,145	$745	$700	$700
5	$1,159	$1,475	$1,275	$1,200	$1,200
10	$1,979	$2,457	$2,457	$2,575	$2,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade securities, including corporate debt securities, mortgage-backed securities and asset-backed securities. The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises ("GSEs") such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The Fund may also invest in repurchase agreements. An investment grade debt security is rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"), or is an unrated bond determined by the Advisor to be of comparable quality. The Fund may also invest in unrated debt securities.

The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The equity portion of the Fund is primarily a large cap core U.S. domestic portfolio, although the Fund may also invest in foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Fund reflects an active trading strategy, seeking total return.

The Subadvisors select the equity investments, while the Advisor manages the fixed-income assets and determines the overall asset class mix for the Fund depending upon its view of market conditions and economic outlook.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks and bonds in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result. For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates may not be correct.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Bond Market Risk. The market prices of bonds held by the Fund may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed Security Risk. Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the GSE. The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future. Mortgage-backed securities also involve prepayment risk and extension risk.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. The Fund's purchase of unrated securities depends on the Advisor's analysis of credit risk without the assessment of an NRSRO.

Active Trading Strategy Risk. The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Repurchase Agreement Risk. A repurchase agreement exposes the fixed-income portion of the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q3 '09	11.47%
Worst Quarter (of periods shown)	Q4 '08	-18.24%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	18.07%	-0.26%	0.11%
Return after taxes on distributions	17.69%	-0.81%	-0.74%
Return after taxes on distributions and sale of Fund shares	11.97%	-0.33%	-0.28%
Class B	17.64%	-0.48%	-0.41%
Class C	21.78%	-0.22%	-0.38%
Russell 1000 Index*	28.43%	0.79%	-0.49%
Balanced Composite Benchmark*	23.48%	2.34%	2.36%
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	25.28%	1.93%	1.91%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* In December 2009 the Fund changed its broad-based benchmark to the Russell 1000 Index from the Calvert Balanced Composite Benchmark Blend (the "Balanced Composite Benchmark"), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Barclays Capital U.S. Credit Index, in order to adopt an index that is not blended. The Fund also continues to show the Balanced Composite Benchmark because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.
Allocation of Assets and Portfolio Managers:
Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since September 2008

Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Gregory Habeeb	Senior Vice President, Portfolio Manager, Calvert	Since January 1997

Equity Investments:

Investment Subadvisors. New Amsterdam Partners LLC ("New Amsterdam") and Profit Investment Management ("Profit")
Portfolio Manager Name	Title	Length of Time Managing Fund
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer, New Amsterdam	Since June 2004
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager, New Amsterdam	Since June 2004
Eugene A. Profit	President, Profit	Since October 2002

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.
Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT SOCIAL INVESTMENT FUND EQUITY PORTFOLIO
Class (Ticker):	A (CSIEX)	B (CSEBX)	C (CSECX)	Y (CIEYX)

INVESTMENT OBJECTIVE

The Fund seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment criteria, including financial, sustainability and social responsibility factors.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 48 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.33%	0.52%	0.39%	11.02%
Total annual fund operating expenses	1.28%	2.22%	2.09%	11.72%
Less fee waiver and/or expense reimbursement[2]	--	--	--	(10.76%)
Net expenses	--	--	--	0.96%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses for Class Y to 0.96% through January 31, 2011. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class Y to 3.00% through January 31, 2020. Only the Board of Trustees of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class B		Class C		Class Y
		Sold	Held	Sold	Held
1	$599	$725	$225	$312	$212	$98
3	$862	$1,094	$694	$655	$655	$735
5	$1,144	$1,390	$1,190	$1,124	$1,124	$1,397
10	$1,947	$2,317	$2,317	$2,421	$2,421	$3,173

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate for Classes A, B and C was 38% of its portfolio's average value and 35% for Class Y.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Standard & Poor's ("S&P") 500 Index ($1.1 billion to $323.7 billion as of December 31, 2009). The Fund normally seeks to have a weighted average market capitalization of at least $20 billion.

The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.

The Subadvisor looks for established companies with a history of steady earnings growth. The Subadvisor selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to 10/31/08 (the Class Y shares' inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	17.97%
Worst Quarter (of periods shown)	Q4 '08	- 24.39%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	27.09%	0.66%	2.57%
Return after taxes on distributions	27.07%	0.07%	2.06%
Return after taxes on distributions and sale of Fund shares	17.64%	0.59%	2.13%
Class B	27.21%	0.58%	2.17%
Class C	31.37%	0.86%	2.25%
Class Y	33.85%	1.73%	3.12%
S&P 500 Index	26.47%	0.42%	-0.95%
Lipper Large-Cap Growth Funds Avg.	35.03%	0.89%	-2.90%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Atlanta Capital Management Company, LLC ("Atlanta Capital")
Portfolio Manager Name	Title	Length of Time Managing Fund
Richard B. England, CFA	Managing Director - Equities and Principal, Atlanta Capital	Since July 2006
William R. Hackney III, CFA	Managing Partner, Atlanta Capital	Since September 1998
Paul J. Marshall, CFA	Vice President and Principal, Atlanta Capital	Since March 2009

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A, B and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT SOCIAL INDEX FUND
Class (Ticker):	A (CSXAX)	B (CSXBX)	C (CSXCX)

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 48 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	5.00%	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C
Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.46%	1.01%	0.78%
Total annual fund operating expenses	1.16%	2.46%	2.23%
Less fee waiver and/or expense reimbursement [2]	(0.41%)	(0.71%)	(0.48%)
Net expenses	0.75%	1.75%	1.75%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2011. Direct net operating expenses will not exceed 0.75% for Class A, 1.75% for Class B and 1.75% for Class C. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class B		Class C
		Sold	Held	Sold	Held
1	$548	$678	$178	$278	$178
3	$787	$1,099	$699	$651	$651
5	$1,045	$1,447	$1,247	$1,151	$1,151
10	$1,782	$2,418	$2,418	$2,527	$2,527

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days' notice before changing this policy.

Calvert Social Index. The Calvert Social Index measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the "Dow Jones TMI"). The Dow Jones

TMI represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. As of December 31, 2009, the capitalization range of the Calvert Social Index was $427 million to $271.2 billion, and the weighted average capitalization was $73.1 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index. As of December 31, 2009, there were 660 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's sustainable and socially responsible investment criteria. The Index is reconstituted once a year based on an updated list of the 1,000 largest U.S. companies. The Index is also reviewed quarterly to adjust for sustainable and socially responsible investment criteria and other factors.

Sustainable and Socially Responsible Investing. The Fund's sustainable and socially responsible investment criteria are described in the Fund's Prospectus under "About Sustainable and Socially Responsible Investing." Calvert continuously evaluates the performance of companies included in the Calvert Social Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial, sustainability and social responsibility factors, the Fund will not be able to match the performance of the index exactly.

Stock Market Risk. The stock market or the Calvert Social Index may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	18.19%
Worst Quarter (of periods shown)	Q4 '08	-25.52%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	Since Inception (6/30/00)
Class A:
Return before taxes	27.78%	-2.02%	-3.72%
Return after taxes on distributions	27.60%	-2.17%	-3.86%
Return after taxes on distributions and sale of Fund shares	18.30%	-1.70%	-3.09%
Class B	27.77%	-2.24%	-4.16%
Class C	31.93%	-2.04%	-4.16%
Calvert Social Index	35.12%	0.11%	-2.26%
Lipper Multi-Cap Core Funds Avg.	32.01%	0.90%	1.13%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. World Asset Management, Inc. ("World Asset")
Portfolio Manager Name	Title	Length of Time Managing Fund
Kevin K. Yousif	Director, Domestic Investments, World Asset	Since October 2000
Eric R. Lessnau	Portfolio Manager, World Asset	Since December 2008

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.
Minimum to Open Fund Account	Minimum Additional Investments
$5,000 ($2,000 for IRAs)	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT SOCIAL INVESTMENT FUND ENHANCED EQUITY PORTFOLIO
Class (Ticker):	A (CMIFX)	B (CDXBX)	C (CMICX)

INVESTMENT OBJECTIVE

The Fund seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 48 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	5.00%	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.54%	1.22%	0.77%
Total annual fund operating expenses	1.54%	2.97%	2.52%

1 The contingent deferred sales charge reduces over time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year; and
  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class B		Class C
		Sold	Held	Sold	Held
1	$624	$800	$300	$355	$255
3	$938	$1,318	$918	$785	$785
5	$1,275	$1,762	$1,562	$1,340	$1,340
10	$2,222	$2,952	$2,952	$2,856	$2,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Investing primarily in common stock of U.S. companies that meet its sustainable and socially responsible investment criteria, the Fund creates a portfolio whose characteristics closely resemble those of the Russell 1000 Index, while emphasizing the stocks which the Fund believes offer the greatest potential for return. The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Advisor actively uses proprietary quantitative analytical models, as well as qualitative bottom-up research, to attempt to enhance the Fund's performance relative to the Index. At least 65% of the Fund's total assets will be invested in stocks that are in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of December 31, 2009, the capitalization range of the Index was $263 million to $323.7 billion. The Fund normally seeks to have a weighted average market capitalization of at least $20 billion.

The Fund may also purchase foreign stocks not exceeding 25% of the Fund's net assets, as well as smaller capitalization names. Any investments not in the Index will meet the Fund's sustainable and socially responsible investment criteria and will be selected to track the Index's risk/return characteristics. The Advisor rebalances the Fund at least quarterly to maintain its risk exposure relative to the Index.

In implementing the investment strategy, the Advisor identifies stocks in the Russell 1000 Index which meet the Fund's sustainable and socially responsible investment criteria. From this list of stocks, the Advisor chooses a portfolio of stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though stocks and certain industries may be eliminated from the Fund by applying the sustainable and socially responsible investment criteria, the Advisor will seek to select substitutes that will attempt to mimic the return characteristics of the missing industries and stocks.

The Advisor also employs proprietary quantitative multifactor models as well as proprietary fundamental research to identify stocks that it believes have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and market sentiment. These three measures are combined to create a single composite score for each stock. This score is then complemented with proprietary fundamental equity research, with sustainable and socially responsible investment criteria inputs, from the Advisor's research analysts to arrive at a final assessment of each stock's attractiveness. The Fund is constructed from highly-ranked securities that meet its sustainable and socially responsible investment criteria, weighted through a mathematical process that seeks to reduce active risk versus the Russell 1000 Index. The Advisor may sell a security when it no longer appears attractive under this process.

Tracking the Russell 1000 Index. The Advisor expects the annual tracking error, relative to the return of the Russell 1000 Index before deducting expenses, to be within certain limits established by the Advisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund or the enhanced equity modeling portfolio may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market or the Russell 1000 Index may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q3 '09	17.31%
Worst Quarter (of periods shown)	Q4 '08	-23.84%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns(as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	23.40%	-2.50%	-1.65%
Return after taxes on distributions	23.27%	-2.97%	-1.91%
Return after taxes on distributions and sale of Fund shares	15.39%	-2.03%	-1.35%
Class B	22.78%	-2.77%	-2.22%
Class C	27.39%	-2.40%	-2.12%
Russell 1000 Index	28.43%	0.79%	-0.49%
Lipper Large-Cap Core Funds Avg.	27.14%	0.47%	-0.47%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.
Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since June 2009

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$5,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company
CALVERT LARGE CAP GROWTH FUND
Class (Ticker):	A (CLGAX)	B (CLGBX)	C (CLGCX)	Y (CLGYX)

INVESTMENT OBJECTIVE

The Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more) through holdings that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. The Standard & Poor's ("S&P") 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 45 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C	Class Y
Management fees	0.67%	0.67%	0.67%	0.67%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.46%	0.66%	0.46%	8.65%
Total annual fund operating expenses	1.38%	2.33%	2.13%	9.32%
Less fee waiver and/or expense reimbursement [2]	(0.11%)	(0.06%)	--	(8.30%)
Net expenses	1.27%	2.27%	--	1.02%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses for Class A, Class B, Class C and Class Y through January 31, 2011. Direct net operating expenses will not exceed 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and 1.25% for Class Y. Calvert has further agreed to contractually limit direct net operating expenses for Class Y to 3.00% through January 31, 2020. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires. The contractual expense cap is exclusive of any performance fee adjustments.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years Investment is Held	Class A	Class B		Class C		Class Y
		Sold	Held	Sold	Held
1	$598	$730	$230	$316	$216	$104
3	$881	$1,122	$722	$667	$667	$693
5	$1,184	$1,440	$1,240	$1,144	$1,144	$1,309
10	$2,045	$2,424	$2,424	$2,462	$2,462	$2,972

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate for Classes A, B and C was 58% of its portfolio's average value and 55% for Class Y.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests in a diversified portfolio of U.S. common stocks of companies that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in large-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund defines large-cap companies as those whose market capitalization falls within the range of the S&P 500 Index ($1.1 billion to $323.7 billion as of December 31, 2009). The S&P 500 Index is reconstituted from time to time. The Fund normally seeks to have a weighted average market capitalization of at least $10 billion.

The Subadvisor employs several multi-factor computer models to identify companies with above-average growth and momentum characteristics. The Fund may also invest up to 25% of its net assets in foreign securities.

As part of a secondary strategy, the Subadvisor may purchase or sell stock index futures and may purchase options on exchange-traded stock indices and stock index futures for purposes of hedging, speculation or leverage. Stock index futures and options are derivatives. The Subadvisor would use these investments only to keep the Fund's long-term average market risk roughly equal to that of the market itself. The Fund may use these kinds of futures and options to increase exposure to the stock market when the Subadvisor perceives market conditions are favorable and to decrease exposure to the stock market when it perceives market conditions are unfavorable. To increase exposure, the Fund may establish long stock index futures positions or buy exchange-traded call options on both stock indices and stock index futures. To decrease exposure, the Fund may establish short stock index futures positions or buy exchange-traded put options on both stock indices and stock index futures. At any time, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Subadvisor does not intend to leverage overall market risk in the long term.

The Subadvisor purchases and sells securities for the Fund's portfolio based on information derived from its proprietary stock ranking and rating models. Stocks that are rated as sufficiently attractive in the models may be purchased. When a Fund holding deteriorates in ranking or rating, it may be sold.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Stock Index Futures and Options Risk. Using stock index futures and options may increase the Fund's volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. Class I shares (not offered in this prospectus) have an inception date of 8/5/94, and Class A, B and C shares have an actual inception date of 10/31/00. Performance results prior to 10/31/00 for Class A shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway since its inception on 8/5/94. In the bar chart, and in the table for Class A returns before and after taxes, performance results before 10/31/00 therefore are for Class I. Class I shares did not have Rule 12b-1 fees, and performance of Class A would have been lower if Rule 12b-1 fees of Class A had been reflected.

Performance results for Class Y shares prior to 10/31/08 (the Class Y shares' inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q3 '09	15.63%
Worst Quarter (of periods shown)	Q4 '08	-25.29%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	26.28%	-2.12%	-2.49%
Return after taxes on distributions	26.24%	-2.16%	-2.83%
Return after taxes on distributions and sale of Fund shares	17.13%	-1.79%	-2.23%
S&P 500 Index	26.47%	0.42%	-0.95%
Lipper Large-Cap Growth Funds Avg.	35.03%	0.89%	-2.90%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)
Average Annual Total Returns(as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	Since Inception (10/31/00)
Class B	26.35%	-2.23%	-2.51%
Class C	30.49%	-1.93%	-2.42%
Class Y	33.03%	-1.09%	-1.57%
S&P 500 Index	26.47%	0.42%	-0.84%
Lipper Large-Cap Growth Funds Avg.	35.03%	0.89%	-3.14%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Bridgeway Capital Management, Inc. ("Bridgeway Capital")
Portfolio Manager Name	Title	Length of Time Managing Fund
John N.R. Montgomery	President, Bridgeway Capital	Since August 1994

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.
Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A, B and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT CAPITAL ACCUMULATION FUND
Class (Ticker):	A (CCAFX)	B (CWCBX)	C (CCACX)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund's Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 41 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	5.00%	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%
Other expenses	0.63%	1.09%	0.81%
Total annual fund operating expenses	1.88%	2.99%	2.71%

1 The contingent deferred sales charge reduces over time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year; and
  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class B		Class C
		Sold	Held	Sold	Held
1	$657	$802	$302	$374	$274
3	$1,038	$1,324	$924	$841	$841
5	$1,443	$1,772	$1,572	$1,435	$1,435
10	$2,571	$3,048	$3,048	$3,041	$3,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in the common stocks of mid-size U.S. companies. The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index ($263 million to $15.5 billion as of December 31, 2009). The Russell Midcap Growth Index is reconstituted annually. The Fund normally seeks to have a weighted average market capitalization between $2 billion and $12 billion.

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price. The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund is non-diversified.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing the prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q4 '01	22.34%
Worst Quarter (of periods shown)	Q4 '08	-25.22%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	24.14%	-1.92%	-1.29%
Return after taxes on distributions	24.14%	-1.96%	-1.81%
Return after taxes on distributions and sale of Fund shares	15.69%	-1.62%	-1.30%
Class B	23.90%	-2.08%	-1.70%
Class C	28.31%	-1.74%	-1.59%
Russell Midcap Growth Index	46.29%	2.40%	-0.52%
Lipper Mid-Cap Growth Funds Avg.	40.40%	1.63%	0.11%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. New Amsterdam Partners LLC ("New Amsterdam")
Portfolio Manager Name	Title	Length of Time Managing Fund
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer, New Amsterdam	Since September 2005
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager, New Amsterdam	Since September 2005

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.
Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company
CALVERT WORLD VALUES INTERNATIONAL EQUITY FUND
Class (Ticker):	A (CWVGX)	B (CWVBX)	C (CWVCX)	Y (CWEYX)

INVESTMENT OBJECTIVE

The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 41 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C	Class Y
Management fees	1.09%	1.09%	1.09%	1.09%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.53%	1.03%	0.70%	4.82%
Total annual fund operating expenses	1.87%	3.12%	2.79%	5.91%
Less fee waiver and/or expense reimbursement [2]	--	--	--	(4.52%)
Net expenses	--	--	--	1.39%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses for Class Y to 1.39% through January 31, 2011. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class Y to 3.00% through January 31, 2020. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class B		Class C		Class Y
		Sold	Held	Sold	Held
1	$656	$815	$315	$382	$282	$142
3	$1,035	$1,363	$963	$865	$865	$776
5	$1,438	$1,835	$1,635	$1,474	$1,474	$1,435
10	$2,561	$3,139	$3,139	$3,119	$3,119	$3,204

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate for Classes A, B and C was 135% of its portfolio's average value and 100% for Class Y.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of foreign companies (common and preferred stock and the depositary receipts on such stock). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Using a core investment approach, the Fund invests primarily in common and preferred stocks of non-U.S. large-cap companies. The Fund defines non-U.S. large-cap companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Global Investable Market Index ("IMI") ($25 million to $198.4 billion as of December 31, 2009). MSCI Barra reassesses the MSCI EAFE IMI quarterly and conducts full updating reviews twice per year and partial reviews in the other two quarters. The Fund normally seeks to have a weighted average market capitalization of at least $10 billion.

The Fund generally holds stocks of companies from the constituent countries of the MSCI EAFE IMI, but may opportunistically invest in other countries, including emerging markets stocks. The Advisor and the Subadvisors focus on deriving returns from individual stock selection (bottom-up). The Advisor and the Subadvisors utilize fundamental insights arrived at through qualitative and quantitative analysis of a broad range of non-U.S. securities to identify stocks expected to provide returns superior to that of the benchmark. The Advisor attempts to control the portfolio's risk level and maximize the Fund's return potential relative to the MSCI EAFE IMI benchmark by balancing the risks and opportunities from each of the Advisor's or Subadvisor's portfolios. The Advisor may shift allocations among the Advisor and the Subadvisors depending on market conditions, the Advisor's or Subadvisors' respective style biases, and performance opportunities.

The Fund invests no more than 5% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" in this Prospectus.

The Fund may invest in American Depositary Receipts ("ADRs"), which may be sponsored or unsponsored, and Global Depositary Receipts ("GDRs").

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value (including stock markets outside the U.S.), causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer's ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

ADR and GDR Risk. The risks of ADRs and GDRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Multi-Manager Risk. While the Advisor monitors the overall management of the Fund, the Advisor and the Subadvisors make investment decisions independently from each other. It is possible that the Advisor's and each Subadvisor's investment styles may not always be complementary, which could affect the performance and transaction costs of the Fund.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to 10/31/08 (the Class Y shares' inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	23.55%
Worst Quarter (of periods shown)	Q4 '08	-24.02%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns(as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	15.94%	-2.26%	-3.04%
Return after taxes on distributions	15.96%	-3.08%	-3.62%
Return after taxes on distributions and sale of Fund shares	10.67%	-1.70%	-2.47%
Class B	15.30%	-2.52%	-3.68%
Class C	19.71%	-2.13%	-3.46%
Class Y	22.32%	-1.20%	-2.52%
MSCI EAFE IMI	33.91%	4.14%	1.45%
Lipper International Multi-Cap Value Funds Avg.	31.16%	2.68%	1.96%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.
Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer -- Equities, Calvert	Since December 2009

Investment Subadvisors. Thornburg Investment Management ("Thornburg") and Martin Currie, Inc. ("Martin Currie")
Portfolio Manager Name	Title	Length of Time Managing Fund
William V. Fries, CFA	Co-Portfolio Manager, Managing Director, Thornburg	Since December 2009
Wendy Trevisani	Co-Portfolio Manager, Managing Director, Thornburg	Since December 2009
Lei "Rocky" Wang, CFA	Co-Portfolio Manager, Managing Director, Thornburg	Since December 2009
James Fairweather	Chief Investment Officer, Head of Global Equities, Martin Currie	Since December 2009
David Sheasby	Director, Portfolio Manager, Martin Currie	Since December 2009
Christine Montgomery	Director, Portfolio Manager, Martin Currie	Since December 2009

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A, B and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT INTERNATIONAL OPPORTUNITIES FUND
Class (Ticker):	A (CIOAX)	C (COICX)	Y (CWVYX)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation through holdings that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund's Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 41 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees	1.15%	1.15%	1.15%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	1.30%	3.23%	20.52%
Total annual fund operating expenses	2.70%	5.38%	21.67%
Less fee waiver and/or expense reimbursement [2]	(1.04%)	(2.88%)	(20.26%)
Net expenses	1.66%	2.50%	1.41%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses for Class A, Class C, and Class Y through January 31, 2011. Direct net operating expenses will not exceed 1.66% for Class A, 2.50% for Class C and 1.41% for Class Y. Calvert has further agreed to contractually limit direct net operating expenses for Class Y to 3.00% through January 31, 2020. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class C		Class Y
		Sold	Held
1	$636	$353	$253	$144
3	$1,180	$1,352	$1,352	$778
5	$1,749	$2,442	$2,442	$1,437
10	$3,290	$5,132	$5,132	$3,205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate for Classes A and C was 98% of its portfolio's average value and 90% for Class Y.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies, which the Fund defines as companies whose market capitalization falls within the range of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Small-Mid ("SMID") Index ($25 million to $14.9 billion as of December 31, 2009). MSCI Barra reassesses the MSCI EAFE SMID Index quarterly and conducts full updating reviews twice per year and partial reviews in the other two quarters. The Fund normally seeks to have a weighted average market capitalization of approximately $5 billion.

The Fund invests no more than 10% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" in this Prospectus.

The Fund primarily holds stocks of companies in developed countries but as an internationally diverse fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation, and the Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies.

Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts ("ADRs"), which may be sponsored or unsponsored, and Global Depositary Receipts ("GDRs").

Although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value (including stock markets outside the U.S.), causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer's ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

ADR and GDR Risk. The risks of ADRs and GDRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Leverage Risk. If leverage were employed, borrowing would magnify the potential for gain or loss on the Fund's portfolio securities and would increase the possibility of fluctuation in the Fund's net asset value. Interest costs might not be recovered by appreciation of the securities purchased.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to 10/31/08 (the Class Y shares' inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	24.05%
Worst Quarter (of periods shown)	Q4 '08	-24.15%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (5/31/07)
Class A:
Return before taxes	28.49%	-10.66%
Return after taxes on distributions	28.49%	-10.70%
Return after taxes on distributions and sale of Fund shares	18.52%	-8.94%
Class Y	35.30%	-8.88%
MSCI EAFE SMID Index*	39.80%	-12.55%
S&P Developed BMI Ex-U.S. SmallCap*	45.07%	-12.19%
Lipper International Small/Mid Cap Core Funds Avg.	44.53%	-11.15%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (7/31/07)
Class C	32.72%	-9.59%
MSCI EAFE SMID Index*	39.80%	-12.65%
S&P Developed BMI Ex-U.S. SmallCap*	45.07%	-12.62%
Lipper International Small/Mid Cap Core Funds Avg.	44.53%	-11.81%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*  In September 2009 the Fund changed its broad-based benchmark to the MSCI EAFE SMID Index from the S&P Developed BMI Ex-U.S. SmallCap (originally the S&P/Citigroup EMI Ex-U.S. Index). Changes by S&P altered the divisions for their capitalization-based indices and made the Fund's benchmark more small-cap oriented. With MSCI Barra's creation of a SMID index incorporating both mid-cap and small-cap non-US developed market stocks, the Fund selected this index to better align with its investment process.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. F&C Management Limited ("F&C")

Portfolio Manager Name	Title	Length of Time Managing Fund
Sophie Horsfall	Director, Global Equities Group, F&C	Since May 2007
Jeremy Tigue	Director and Head of Global Equities, F&C	Since May 2007
Terry Coles	Assistant Director, Global Equities Group, F&C	Since May 2007
Giles Money	Fund Manager, Global Equities Group, F&C	Since January 2008

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

______________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT NEW VISION SMALL CAP FUND
Class (Ticker):	A (CNVAX)	B (CNVBX)	C (CNVCX)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in small-cap stocks of U.S. companies that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 24 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	5.00%	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.72%	1.38%	1.00%
Total annual fund operating expenses	1.97%	3.38%	3.00%

1 The contingent deferred sales charge reduces over time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year; and
  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years Investment is Held	Class A	Class B		Class C
		Sold	Held	Sold	Held
1	$665	$841	$341	$403	$303
3	$1,064	$1,439	$1,039	$927	$927
5	$1,487	$1,960	$1,760	$1,577	$1,577
10	$2,662	$3,347	$3,347	$3,318	$3,318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund currently defines small-cap companies as those with market capitalization of $3 billion or less at the time the Fund initially invests.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q1 '00	18.54%
Worst Quarter (of periods shown)	Q3 '02	-21.69%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	11.58%	-7.71%	-0.65%
Return after taxes on distributions	11.58%	-7.99%	-1.26%
Return after taxes on distributions and sale of Fund shares	7.53%	-6.38%	-0.77%
Class B	10.43%	-8.03%	-1.22%
Class C	14.93%	-7.65%	-1.04%
Russell 2000 Index	27.17%	0.51%	3.51%
Lipper Small-Cap Growth Funds Avg.	36.20%	0.23%	-0.18%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Bridgeway Capital Management, Inc. ("Bridgeway Capital")
Portfolio Manager Name	Title	Length of Time Managing Fund
John N.R. Montgomery	President, Bridgeway Capital	Since March 2007

BUYING AND SELLING SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010, Class B shares of the Fund will no longer be offered for new purchases, as described under "Choosing a Share Class" on page 87 of this Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.
Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT SMALL CAP VALUE FUND
Class (Ticker):	A (CCVAX)	C (CSCCX)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value, and which satisfy the Fund's investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund's Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 45 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.84%	1.64%
Total annual fund operating expenses	2.09%	3.64%
Less fee waiver and/or expense reimbursement [2]	(0.40%)	(0.95%)
Net expenses	1.69%	2.69%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2011. Direct net operating expenses will not exceed 1.69% for Class A and 2.69% for Class C. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years Investment is Held	Class A	Class C
		Sold	Held
1	$639	$372	$272
3	$1,062	$1,027	$1,027
5	$1,510	$1,803	$1,803
10	$2,751	$3,836	$3,836

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund offers opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies small companies as having a market capitalization of $3 billion or less at the time of initial purchase.

The Fund seeks to identify common stocks of undervalued companies with long-term growth potential. The Fund may also invest up to 25% of its net assets in foreign securities.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Value Company Risk. Value stocks may perform differently from the market as a whole, which may not recognize a security's intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors from time to time, during which the Fund may underperform other funds using different investment approaches.

Valuation Risk. A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for the Fund's other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	16.70%
Worst Quarter (of periods shown)	Q4 '08	-23.11%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	Since Inception (10/1/04)
Class A:
Return before taxes	14.99%	-3.43%	-1.55%
Return after taxes on distributions	14.99%	-3.43%	-1.55%
Return after taxes on distributions and sale of Fund shares	9.74%	-2.88%	-1.31%
Russell 2000 Value Index	20.58%	-0.01%	1.98%
Lipper Small-Cap Core Funds Avg.	31.90%	0.65%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 10/31/04 is as follows: Class A return before taxes is -0.55%; Class A return after taxes on distributions is -1.48%; Class A return after taxes on distributions and sale of Fund shares is -1.25%; and Lipper Small-Cap Core Funds Average is 2.78%.

Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (4/1/05)
Class C	18.78%	-2.56%
Russell 2000 Value Index	20.58%	0.97%
Lipper Small-Cap Core Funds Avg.	31.90%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 4/30/05 is as follows: Class C return is -1.20%, and Lipper Small-Cap Core Funds Average is 0.53%.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Channing Capital Management, LLC ("Channing")
Portfolio Manager Name	Title	Length of Time Managing Fund
Wendell E. Mackey, CFA	Founding Principal, Director of Investments, Channing	Since October 2004

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Signature StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT MID CAP VALUE FUND
Class (Ticker):	A (CMVAX)	C (CMVCX)

INVESTMENT OBJECTIVE

The Fund will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value, and which satisfy the Fund's investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund's Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 45 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.85%	1.43%
Total annual fund operating expenses	2.00%	3.33%
Less fee waiver and/or expense reimbursement [2]	(0.41%)	(0.74%)
Net expenses	1.59%	2.59%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2011. Direct net operating expenses will not exceed 1.59% for Class A and 2.59% for Class C. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class C
		Sold	Held
1	$629	$362	$262
3	$1,035	$956	$956
5	$1,466	$1,672	$1,672
10	$2,660	$3,572	$3,572

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund offers opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors. The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-size companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index ($263 million to $13.8 billion as of December 31, 2009). The Fund normally seeks to have a weighted average market capitalization of between $2 billion and $10 billion.

The Russell Midcap Value Index is reconstituted annually. The annual index reconstitution and the general nature of an index mean that the constitution of the Russell Midcap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell Midcap Value Index will cause the Subadvisor's universe of stocks and range of market capitalizations to change accordingly.

The Fund may also invest up to 25% of its net assets in foreign securities.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Value Company Risk. Value stocks may perform differently from the market as a whole, which may not recognize a security's intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors from time to time, during which the Fund may underperform other funds using different investment approaches.

Valuation Risk. A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for the Fund's other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q3 '09	17.34%
Worst Quarter (of periods shown)	Q4 '08	-22.52%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	Since Inception (10/1/04)
Class A:
Return before taxes	22.22%	-1.82%	0.25%
Return after taxes on distributions	22.16%	-2.00%	0.07%
Return after taxes on distributions and sale of Fund shares	14.52%	-1.57%	0.18%
Russell Midcap Value Index	34.21%	1.98%	4.12%
Lipper Mid-Cap Core Funds Avg.	36.58%	1.57%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 10/31/04 is as follows: Class A return before taxes is 1.00%; Class A return after taxes on distributions is -0.14%; Class A return after taxes on distributions and sale of Fund shares is 0.01%; and Lipper Mid-Cap Core Funds Average is 3.45%.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (4/1/05)
Class C	26.07%	-1.82%
Russell Midcap Value Index	34.21%	1.94%
Lipper Mid-Cap Core Funds Avg.	36.58%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 4/30/05 is as follows: Class C return is -1.11%, and Lipper Mid-Cap Core Funds Average is 2.91%.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Channing Capital Management, LLC ("Channing")
Portfolio Manager Name	Title	Length of Time Managing Fund
Eric T. McKissack, CFA	Founding Principal, Chief Executive Officer, Channing	Since October 2004

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_____________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Solution StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT GLOBAL ALTERNATIVE ENERGY FUND
Class (Ticker):	A (CGAEX)	C (CGACX)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital through investment in equity securities of companies active in the alternative energy sector, using the Fund's corporate responsibility standards and strategies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 45 of the Fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees	1.35%	1.35%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.77%	0.85%
Total annual fund operating expenses	2.37%	3.20%
Less fee waiver and/or expense reimbursement [2]	(0.52%)	(0.35%)
Net expenses	1.85%	2.85%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2011. Direct net operating expenses will not exceed 1.85% for Class A and 2.85% for Class C. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class C
		Sold	Held
1	$654	$388	$288
3	$1,132	$954	$954
5	$1,636	$1,643	$1,643
10	$3,015	$3,479	$3,479

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or that are significantly involved in the alternative energy sector. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the alternative energy industry.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

A company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Alternative Energy Index (Composite)SM; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. For more information on these indices, see "Description of Alternative Energy Indices" in this Prospectus.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many alternative energy companies are relatively new.

The Fund is non-diversified.

As a globally diverse fund, the Fund may invest in several countries in different geographic regions of the world, and the Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in emerging markets.

The Fund may invest in American Depositary Receipts ("ADRs"), which may be sponsored or unsponsored, and Global Depositary Receipts ("GDRs").

The Subadvisor combines quantitative and fundamental processes. To develop the investible universe, the Subadvisor employs long-term strategic allocations for each sub-activity within the alternative energy sector. Fundamental and qualitative models evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls in portfolio construction. The Subadvisor consults a panel of experts in the alternative energy field to obtain research and insight on political, economic and regional trends with respect to alternative energy segments.

Although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Sustainable and Socially Responsible Investing. The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.

Alternative Energy Industry Risk. The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments' policies towards alternative energy also may adversely affect Fund performance.

Concentration Risk. A downturn in the alternative energy industry would impact the Fund more than a fund that does not concentrate in this industry. Because shares of companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries, the Fund may be more volatile than other mutual funds.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value (including stock markets outside the U.S.), causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

ADR and GDR Risk. The risks of ADRs and GDRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Leverage Risk. If leverage were employed, borrowing would magnify the potential for gain or loss on portfolio securities and would increase the possibility of fluctuation in the Fund's net asset value. Interest costs might not be recovered by appreciation of the securities purchased.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for the Fund's other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	28.24%
Worst Quarter (of periods shown)	Q4 '08	-33.93%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (5/31/07)
Class A:
Return before taxes	17.15%	-15.96%
Return after taxes on distributions	17.15%	-15.96%
Return after taxes on distributions and sale of Fund shares	11.15%	-13.26%
Class C	20.93%	-17.46%
Ardour Global Alternative Energy Index (Composite)*	23.34%	-14.24%
MSCI World Index*	30.79%	-9.38%
Lipper Global Natural Resources Funds Avg.	47.49%	-6.19%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* In September 2009 the Fund changed its broad-based benchmark to the Ardour Global Alternative Energy Index (Composite) from the MSCI World Index. This change resulted from maturation of the alternative energy investment category, in which the Ardour Global Alternative Energy Index (Composite) has emerged as a suitable benchmark providing return history correlation and tracking error calculation that is significantly improved over the MSCI World Index. The Fund selected the Ardour Global Alternative Energy Index (Composite) to provide a more precise performance comparison and to better align the Fund and its benchmark.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. KBC Asset Management International Ltd. ("KBC")
Portfolio Manager Name	Title	Length of Time Managing Fund
Jens Peers	Head of Eco Funds, KBC	Since May 2007
Treasa Ni Chonghaile	Portfolio Manager, KBC	Since May 2007
Colm O'Connor	Portfolio Manager, KBC	Since January 2009

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

______________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus..

FUND SUMMARY	Calvert Solution StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT GLOBAL WATER FUND
Class (Ticker):	A (CFWAX)	C (CFWCX)	Y (CFWYX)

INVESTMENT OBJECTIVE

The Fund seeks growth of capital through investment in equity securities of companies active in the water-related resource sector, using the Fund's corporate responsibility standards and strategies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 45 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees	1.35%	1.35%	1.35%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	4.18%	9.03%	144.57%
Total annual fund operating expenses	5.78%	11.38%	145.92%
Less fee waiver and/or expense reimbursement [2]	(3.93%)	(8.53%)	(144.32%)
Net expenses	1.85%	2.85%	1.60%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses for Class A, Class C and Class Y through January 31, 2011. Direct net operating expenses will not exceed 1.85% for Class A, 2.85% for Class C and 1.60% for Class Y. Calvert has further agreed to contractually limit direct net operating expenses for Class Y to 3.00% through January 31, 2020. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class C		Class Y
		Sold	Held
1	$654	$388	$288	$163
3	$1,781	$2,467	$2,467	$796
5	$2,890	$4,377	$4,377	$1,454
10	$5,589	$8,182	$8,182	$3,219

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water related services or technologies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector.

Investments in water-related resource sectors and companies include: water treatment, engineering, filtration, environmental controls, water related equipment, water and wastewater services, and water utilities. These companies may be involved in technologies, services and products, including water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund seeks to invest in companies directly involved in the management of water-related resources and not in packagers or resellers of bottled water.

A company whose main business is in the water-related resource sector or that is significantly involved in the water-related resource sector will: (1) derive at least 50% of its revenues or earnings from water-related resource sector activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following water indices: Palisades (Global) Water Index, S&P Global Water Index, ISE Water IndexTM and Janney Global Water IndexSM. For more information on these indices, see "Description of Water Indices" in this Prospectus.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many water-related resource companies are relatively new.

The Fund is non-diversified.

As a globally diverse fund, the Fund may invest in several countries in different geographic regions of the world, and the Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in any geographic region (including in emerging markets) if the Subadvisor deems the company attractive.

The Fund may invest in American Depositary Receipts ("ADRs"), which may be sponsored or unsponsored, and Global Depositary Receipts ("GDRs").

The Subadvisor combines quantitative (initial screening and evaluation) and fundamental processes. The fundamental process focuses on company strength, growth, and cash flow measures, taking into account sustainable and socially responsible investing initiatives and policies. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.

Although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Fund may invest in companies which already demonstrate leadership on environmental, social and governance issues relevant to their industries, as well as in companies which have yet to make significant progress on such issues but have the potential to do so. Engagement will encourage selected companies in the Fund's portfolio to address issues where sufficient commitment is lacking, or reinforce progress that may be underway. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the Fund, and specific types of companies in which the Fund seeks to invest.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability, and social responsibility factors, as well as its threshold responsibility standards, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Water Sector Risk. Stocks that comprise the water-related resource sector may fall in value.

Water Industry Risks. The water industry can be significantly affected by common economic trends or other changes, such as availability of water, the level of rainfall and occurrence of other climatic events, water consumption, development of new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. Because shares of companies involved in the water sector have been more volatile than shares of companies operating in other more established sectors, the Fund may be more volatile than other mutual funds.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value (including stock markets outside the U.S.), causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition; on overall market and economic conditions, and on investors' perception of a company's well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

ADR and GDR Risk. The risks of ADRs and GDRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Leverage Risk. If leverage were employed, borrowing would magnify the potential for gain or loss on portfolio securities and would increase the possibility of fluctuation in the Fund's net asset value. Interest costs might not be recovered by appreciation of the securities purchased.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to 10/31/08 (the Class Y shares' inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	25.55%
Worst Quarter (of periods shown)	Q1 '09	-12.99%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (9/30/08)
Class A:
Return before taxes	22.63%	-1.46%
Return after taxes on distributions	22.13%	-1.78%
Return after taxes on distributions and sale of Fund shares	14.94%	-1.36%
Class C	26.47%	1.44%
Class Y	28.88%	2.40%
Janney Global Water Index*	24.90%	1.02%
MSCI World Index*	30.79%	1.97%
Lipper Global Natural Resources Funds Avg.	47.49%	-1.02%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* In September 2009 the fund changed its broad-based benchmark to the Janney Global Water Index from the MSCI World Index. This change resulted from the maturity of the water investment category, in which the Janney Global Water Index offers improved return history correlation and tracking error calculation over the MSCI World Index. The Fund selected the Janney Global Water Index to provide a more precise performance comparison and to better align the Fund and its benchmark.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. KBC Asset Management International Ltd. ("KBC")
Portfolio Manager Name	Title	Length of Time Managing Fund
Jens Peers	Head of Eco Funds, KBC	Since September 2008
Craig Bonthron	Investment Analyst, KBC	Since September 2008

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert SAGE StrategiesTM	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT LARGE CAP VALUE FUND
Class (Ticker):	A (CLVAX)	C (CLVCX)	Y (CLVYX)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation through investment primarily in large-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value, using the Fund's corporate responsibility standards and strategies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 24 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower) [1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	1.08%	17.92%	0.42%
Total annual fund operating expenses	2.18%	19.77%	1.27%
Less fee waiver and/or expense reimbursement [2]	(0.95%)	(17.42%)	(0.29%)
Net expenses	1.23%	2.35%	0.98%

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct net annual fund operating expenses for Class A, Class C and Class Y through January 31, 2011. Direct net operating expenses will not exceed 1.23% for Class A, 2.35% for Class C and 0.98% for Class Y. Calvert has further agreed to contractually limit direct net operating expenses for Class Y to 3.00% through January 31, 2020. The Board of Trustees of the Fund may terminate the Fund's expense cap only for the contractual period after December 12, 2010.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years Investment is Held	Class A	Class C		Class Y
		Sold	Held
1	$594	$338	$238	$100
3	$1,038	$3,720	$3,720	$374
5	$1,506	$6,249	$6,249	$669
10	$2,798	$9,943	$9,943	$1,508

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate for Classes A and Y was 31% of its portfolio's average value and 20% for Class C.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund offers opportunities for long-term growth of capital through investments in large-cap company equity securities that the portfolio manager believes are undervalued. The Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in the common stocks of large-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund defines large-cap companies as those within the range of market capitalizations of the Russell 1000 Value Index ($263 million to $323.7 billion as of December 31, 2009). The Fund normally seeks to have a weighted average market capitalization of at least $10 billion.

The Russell 1000 Value Index is reconstituted annually. The annual index reconstitution and the general nature of an index mean that the constitution of the Russell 1000 Value Index will vary due to market changes, which can also affect the market capitalization range. Changes to the constitution and market capitalization of the Russell 1000 Value Index will cause the Advisor's universe of stocks and range of market capitalizations to change accordingly.

The Fund primarily invests in U.S. large cap companies but may also invest in mid-cap and small-cap companies. The Fund may invest up to 25% of its net assets in foreign securities.

The Fund seeks to identify common stocks of companies it believes are significantly undervalued compared to their perceived worth or prospects, historical valuations or the general market level of valuation. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures. They may include companies which are temporarily out of favor with the market or which may have experienced adverse business developments but which have the potential for growth. F

The Advisor primarily uses a bottom-up approach focused on fundamental analysis of issuers in a number of different sectors and industries, in light of the issuers' current financial condition and industry position, as well as market, economic, political and regulatory conditions. Factors considered in assessing a company's valuation and prospects may include analysis of earnings, assets, cash flows, allocation of capital, favorable supply/demand conditions for key products, development of new products or businesses, competitive position in the marketplace, and quality of management.

Sustainable and Responsible Investing. The Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Fund may invest in companies which already demonstrate leadership on environmental, social and governance issues relevant to their industries, as well as in companies which have yet to make significant progress on such issues but have the potential to do so. Enhanced engagement will encourage selected companies in the Fund's portfolio to address issues where sufficient commitment is lacking, or reinforce progress that may be underway.

The Fund has threshold responsibility standards with respect to tobacco, weapons and human rights, which it applies in determining whether a security qualifies as an investment for the Fund. Investments are selected for financial soundness as well as evaluated according to the Fund's threshold responsibility standards. Investments must be consistent with the Fund's current financial criteria and threshold responsibility standards, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund's portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Value Company Risk. Value stocks may perform differently from the market as a whole, which may not recognize a security's intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors from time to time, during which the Fund may underperform other funds using different investment approaches.

Valuation Risk. A stock judged to be undervalued by the Advisor may actually be appropriately priced, and it may not appreciate as anticipated.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of an index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. In the bar chart, and in the table for Class A returns (before and after taxes), the performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund. After-tax returns for other Classes will vary. In the table for Class Y returns, the performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund.

The return for each of the Fund's other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '03	21.17%
Worst Quarter (of periods shown)	Q4 '08	-23.88%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	5 years	10 years
Class A:
Return before taxes	18.89%	-1.11%	3.17%
Return after taxes on distributions	18.72%	-2.45%	1.72%
Return after taxes on distributions and sale of Fund shares	12.50%	-1.27%	2.13%
Class Y	25.14%	0.10%	3.92%
Russell 1000 Value Index	19.69%	-0.25%	2.47%
Lipper Large-Cap Value Funds Avg.	23.09%	-0.25%	2.04%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)
Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (12/12/08)
Class C	22.57%	26.77%
Russell 1000 Value Index	19.69%	22.02%
Lipper Large-Cap Value Funds Avg.	23.09%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance as of 12/31/08 is as follows: Class C return is 22.57%, and Lipper Large Cap Value Funds Average is 23.09%.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.
Portfolio Manager Name	Title	Length of Time Managing Fund
James R. McGlynn, CFA	Senior Vice President & Portfolio Manager, Calvert	Since December 1999
Yvonne M. Bishop, CFA	Assistant Portfolio Manager, Calvert	Since July 2000

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Asset Allocation Funds	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT CONSERVATIVE ALLOCATION FUND
Class (Ticker):	A (CCLAX)	C (CALCX)

INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation, consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees:
Advisory fee	None	None
Administrative fee	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.64%	0.73%
Acquired fund fees and expenses	0.61%	0.61%
Total annual fund operating expenses	1.65%	2.49%
Less fee waiver and/or expense reimbursement [2]	(0.60%)	--
Net annual fund operating expenses	1.05%	--

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct ordinary operating expenses through January 31, 2011. This expense limitation does not limit the Acquired Fund Fees and Expenses paid indirectly by a shareholder. Direct ordinary operating expenses will not exceed 0.44% for Class A. Only the Board of Trustees of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same;
  any Calvert expense limitation is in effect for year one; and
  the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class C
		Sold	Held
1	$577	$352	$252
3	$915	$776	$776
5	$1,276	$1,326	$1,326
10	$2,289	$2,826	$2,826

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund's investment criteria, including financial, sustainability and social responsibility factors.

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the investment advisor (the "Advisor"). The Fund's asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest exclusively in shares of underlying Calvert funds and typically invests in underlying Calvert funds as follows:

60% to 80% of Fund's net assets	In Calvert Social Investment Fund ("CSIF") Bond Portfolio (which invests primarily in fixed-income securities)
20% to 40% of Fund's net assets

In funds that invest primarily in equity securities (CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert Global Water Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund)

0% to 10% of Fund's net assets	In CSIF Money Market Portfolio (which invests primarily in money market instruments)

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus, and see "Description of Underlying Funds" in this Prospectus, which describes the underlying fixed-income and money market funds (CSIF Bond Portfolio and CSIF Money Market Portfolio).

The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund's assets among underlying Calvert funds. The Advisor evaluates quarterly any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates annually any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Sustainable and Socially Responsible Investing. Each underlying fund (other than Calvert Global Alternative Energy Fund and Calvert Global Water Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. Calvert Global Water Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.

Each underlying fund (other than Calvert Global Water Fund) has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing. Calvert Global Water Fund's sustainable and socially responsible investment criteria reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's sustainable and socially responsible investment criteria. Investments for each underlying fund must be consistent with the fund's current investment criteria, including financial, sustainability and social responsibility factors, as well as threshold responsibility standards (for Calvert Global Water Fund only), the application of which is in the economic interest of the underlying fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk. The Advisor's selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund's greater allocation to fixed-income funds makes it more susceptible to risks associated with fixed-income investments than equity investments.

Management Risk. Individual stocks and/or bonds in an underlying fund may not perform as expected, and the underlying fund's portfolio management practices may not achieve the desired result. The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as expected.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The stock market (including stocks that comprise the energy and water-related resource sectors, and stock markets outside the U.S.) may fall in value, causing prices of stocks held by the underlying funds to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Money Market Investments. The Fund shares the principal risks of money market securities held by the underlying funds, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality; the underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for the Fund's other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q3 '09	9.08%
Worst Quarter (of periods shown)	Q4 '08	-9.39%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (4/29/05)
Class A:
Return before taxes	10.85%	2.10%
Return after taxes on distributions	9.83%	0.92%
Return after taxes on distributions and sale of Fund shares	7.13%	1.20%
Class C	13.74%	1.81%
Barclays Capital U.S. Credit Index*	16.04%	4.95%
Conservative Allocation Composite Index*	18.59%	4.06%
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	19.87%	3.02%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*  In December 2009 the Fund changed its broad-based benchmark to the Barclays Capital U.S. Credit Index from the Conservative Allocation Composite Index (consisting of 22% of the Russell 3000 Index, 8% of the Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index, 60% of the Barclays Capital U.S. Credit Index and 10% of the Barclays Capital 3-month T-Bill Bellwether Index), in order to adopt an index that is not blended. The Fund also continues to show the Conservative Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

The Calvert Asset Allocation Committee, headed by Natalie A. Trunow, manages the Fund. Ms. Trunow is Senior Vice President, Chief Investment Officer - Equities, Calvert, and has overseen the Fund's investment strategy and management since September 2008.

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

_________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Asset Allocation Funds	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT MODERATE ALLOCATION FUND
Class (Ticker):	A (CMAAX)	C (CMACX)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective, consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees:
Advisory fee	None	None
Administrative fee	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.43%	0.45%
Acquired fund fees and expenses	0.75%	0.75%
Total annual fund operating expenses	1.58%	2.35%
Less fee waiver and/or expense reimbursement [2]	(0.03%)	--
Net annual fund operating expenses	1.55%	--

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct ordinary operating expenses through January 31, 2011. This expense limitation does not limit the Acquired Fund Fees and Expenses paid indirectly by a shareholder. Direct ordinary operating expenses will not exceed 0.80% for Class A. Only the Board of Trustees of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same;
  any Calvert expense limitation is in effect for year one; and
  the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class C
		Sold	Held
1	$625	$338	$238
3	$947	$733	$733
5	$1,292	$1,255	$1,255
10	$2,262	$2,686	$2,686

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund's investment criteria, including financial, sustainability and social responsibility factors.

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the investment advisor (the "Advisor"). The Fund's asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest exclusively in shares of underlying Calvert funds and typically invests in underlying Calvert funds as follows:

50% to 80% of Fund's net assets

In funds that invest primarily in equity securities (Calvert Social Investment Fund ("CSIF") Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert Global Water Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund)

20% to 50% of Fund's net assets	In CSIF Bond Portfolio (which invests primarily in fixed-income securities)
0% to 10% of Fund's net assets	In CSIF Money Market Portfolio (which invests primarily in money market instruments)

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus, and see "Description of Underlying Funds" in this Prospectus, which describes the underlying fixed-income and money market funds (CSIF Bond Portfolio and CSIF Money Market Portfolio).

The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund's assets among underlying Calvert funds. The Advisor evaluates quarterly any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates annually any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Sustainable and Socially Responsible Investing. Each underlying fund (other than Calvert Global Alternative Energy Fund and Calvert Global Water Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. Calvert Global Water Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.

Each underlying fund (other than Calvert Global Water Fund) has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing. Calvert Global Water Fund's sustainable and socially responsible investment criteria reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's sustainable and socially responsible investment criteria. Investments for each underlying fund must be consistent with the fund's current investment criteria, including financial, sustainability and social responsibility factors, as well as threshold responsibility standards (for Calvert Global Water Fund only), the application of which is in the economic interest of the underlying fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk. The Advisor's selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund's greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Management Risk. Individual stocks and/or bonds in an underlying fund may not perform as expected, and the underlying fund's portfolio management practices may not achieve the desired result. The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as expected.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The stock market (including stocks that comprise the energy and water-related resource sectors, and stock markets outside the U.S.) may fall in value, causing prices of stocks held by the underlying funds to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Money Market Investments. The Fund shares the principal risks of money market securities held by the underlying funds, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality; the underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for the Fund's other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	13.24%
Worst Quarter (of periods shown)	Q4 '08	-16.48%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (4/29/05)
Class A:
Return before taxes	16.12%	0.67%
Return after taxes on distributions	15.77%	0.02%
Return after taxes on distributions and sale of Fund shares	10.63%	0.35%
Class C	19.95%	0.85%
Russell 3000 Index*	28.34%	1.78%
Moderate Allocation Composite Index*	24.25%	3.35%
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	25.28%	2.69%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* In December 2009 the Fund changed its broad-based benchmark to the Russell 3000 Index from the Moderate Allocation Composite Index (consisting of 47% of the Russell 3000 Index, 18% of the Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index, 30% of the Barclays Capital U.S. Credit Index and 5% of the Barclays Capital 3-month T-Bill Bellwether Index), in order to adopt an index that is not blended. The Fund also continues to show the Moderate Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

The Calvert Asset Allocation Committee, headed by Natalie A. Trunow, manages the Fund. Ms. Trunow is Senior Vice President, Chief Investment Officer - Equities, Calvert, and has overseen the Fund's investment strategy and management since September 2008.

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

________________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

FUND SUMMARY	Calvert Asset Allocation Funds	Calvert Investments
	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT AGGRESSIVE ALLOCATION FUND
Class (Ticker):	A (CAAAX)	C (CAACX)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under "Choosing a Share Class" on page 87 and "Reduced Sales Charges" on page 90 of this Prospectus, and under "Method of Distribution" on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum front-end sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees:
Advisory fee	None	None
Administrative fee	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.66%	0.79%
Acquired fund fees and expenses	0.85%	0.85%
Total annual fund operating expenses	1.91%	2.79%
Less fee waiver and/or expense reimbursement [2]	(0.63%)	--
Net annual fund operating expenses	1.28%	--

1 The contingent deferred sales charge reduces over time.

2 Calvert has agreed to contractually limit direct ordinary operating expenses through January 31, 2011. This expense limitation does not limit the Acquired Fund Fees and Expenses paid indirectly by a shareholder. Direct ordinary operating expenses will not exceed 0.43% for Class A. Only the Board of Trustees of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same;
  any Calvert expense limitation is in effect for year one; and
  the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class A	Class C
		Sold	Held
1	$599	$382	$282
3	$988	$865	$865
5	$1,402	$1,474	$1,474
10	$2,553	$3,119	$3,119

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund's investment criteria, including financial, sustainability and social responsibility factors.

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the investment advisor (the "Advisor"). The Fund's asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest exclusively in shares of underlying Calvert funds and typically invests in underlying Calvert funds as follows:
80% to 100% of Fund's net assets

In funds that invest primarily in equity securities (Calvert Social Investment Fund ("CSIF") Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert Global Water Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund)

0% to 20% of Fund's net assets	In CSIF Bond Portfolio (which invests primarily in fixed-income securities)
0% to 5% of Fund's net assets	In CSIF Money Market Portfolio (which invests primarily in money market instruments)

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus, and see "Description of Underlying Funds" in this Prospectus, which describes the underlying fixed-income and money market funds (CSIF Bond Portfolio and CSIF Money Market Portfolio).

The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund's assets among underlying Calvert funds. The Advisor evaluates quarterly any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates annually any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Sustainable and Socially Responsible Investing. Each underlying fund (other than Calvert Global Alternative Energy Fund and Calvert Global Water Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. Calvert Global Water Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.

Each underlying fund (other than Calvert Global Water Fund) has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing. Calvert Global Water Fund's sustainable and socially responsible investment criteria reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's sustainable and socially responsible investment criteria. Investments for each underlying fund must be consistent with the fund's current investment criteria, including financial, sustainability and social responsibility factors, as well as threshold responsibility standards (for Calvert Global Water Fund only), the application of which is in the economic interest of the underlying fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk. The Advisor's selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund's greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Management Risk. Individual stocks and/or bonds in an underlying fund may not perform as expected, and the underlying fund's portfolio management practices may not achieve the desired result. The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as expected.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The stock market (including stocks that comprise the energy and water-related resource sectors, and stock markets outside the U.S.) may fall in value, causing prices of stocks held by the underlying funds to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Money Market Investments. The Fund shares the principal risks of money market securities held by the underlying funds, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality; the underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for the Fund's other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return.

Year-by-Year Total Return (Class A at NAV)

Best Quarter (of periods shown)	Q2 '09	16.87%
Worst Quarter (of periods shown)	Q4 '08	-21.79%

The average total return table shows the Fund's returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12-31-09) (with maximum sales charge deducted)	1 year	Since Inception (6/30/05)
Class A:
Return before taxes	20.22%	-1.10%
Return after taxes on distributions	20.11%	-1.51%
Return after taxes on distributions and sale of Fund shares	13.28%	-0.98%
Class C	23.28%	-1.32%
Russell 3000 Index*	28.34%	0.85%
Aggressive Allocation Composite Index*	28.56%	2.22%
Lipper Multi-Cap Core Funds Avg.	32.01%	1.07%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* In December 2009 the Fund changed its broad-based benchmark to the Russell 3000 Index from the Aggressive Allocation Composite Index (consisting of 64% of the Russell 3000 Index, 26% of the Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index, and 10% of the Barclays Capital U.S. Credit Index), in order to adopt an index that is not blended. The Fund also continues to show the Aggressive Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

The Calvert Asset Allocation Committee, headed by Natalie A. Trunow, manages the Fund. Ms. Trunow is Senior Vice President, Chief Investment Officer - Equities, Calvert, and has overseen the Fund's investment strategy and management since September 2008.

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value, determined after receipt of your request in good order.

Minimum to Open Fund Account	Minimum Additional Investments
$2,000	$250

The Fund may waive investment minimums and applicable service fees for certain investors.

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.
To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

__________________________

For important information on taxes and financial intermediary compensation, please turn to "Additional Information that Applies to All Funds" on page 62 of this Prospectus.

Additional Information That Applies to All Funds

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by a Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

MORE INFORMATION ON FEES AND EXPENSES

CONTINGENT DEFERRED SALES CHARGE

Subject to certain exceptions, the contingent deferred sales charge ("CDSC") imposed on the proceeds of Class B or Class C shares of a Fund redeemed within certain time periods after purchase is a percentage of net asset value at the time of purchase or redemption, whichever is less

For Class B shares, the CDSC declines from 5.00% in the first year that shares are held, to 4.00% in the second and third years, 3.00% in the fourth year, 2.00% in the fifth year, and 1.00% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. Class B shareholders in CSIF Equity Portfolio who acquired their shares pursuant to the reorganization of the Delaware Social Awareness Fund are subject to a different Class B CDSC schedule.

For Class C shares, a 1.00% CDSC is imposed on shares sold within one year. There is no charge on redemptions of Class C shares held for more than one year.

See "How to Buy Shares/Choosing a Share Class/Class B", "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges", and "How to Buy Shares/Choosing a Share Class/Class C" in this Prospectus.

REDEMPTION FEE

The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. See "How to Sell Shares/Redemption Fee" in this Prospectus for situations where the fee may be waived.

MANAGEMENT FEES

Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor. Management fees for Calvert Large Cap Growth Fund also include the subadvisory fee paid by the Fund to the Subadvisor. The subadvisory fee for Calvert Large Cap Growth Fund is subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to its benchmark index, the S&P 500 Index. The performance fee adjustment for Calvert Large Cap Growth Fund is negative 0.23% for the most recent fiscal year.

With respect to the amount of each Fund's advisory fee, see "Advisory Fees" in this Prospectus. Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund each pay no investment advisory fee. The administrative fees (as a percentage of net assets) paid for each Fund for the most recent fiscal year are as follows.
Fund	Administrative Fee
CWVF International Equity Fund Calvert International Opportunities Fund Calvert Global Alternative Energy Fund Calvert Global Water Fund	0.35% 0.35% 0.35% 0.35%

CSIF Balanced Portfolio	0.275%
Calvert Capital Accumulation Fund Calvert New Vision Small Cap Fund Calvert Small Cap Value Fund Calvert Mid Cap Value Fund	0.25% 0.20%[1] 0.25% 0.25%

Calvert Social Index Fund	0.225%

CSIF Equity Portfolio Calvert Large Cap Growth Fund Calvert Large Cap Value Fund	0.20% 0.20% 0.20%

CSIF Enhanced Equity Portfolio Calvert Conservative Allocation Fund Calvert Moderate Allocation Fund Calvert Aggressive Allocation Fund	0.15% 0.15% 0.15% 0.15%

1 Calvert voluntarily waives 0.05% of its 0.25% annual administrative fee for Calvert New Vision Small Cap Fund. This waiver is contingent upon the continued service by Bridgeway Capital Management, Inc. as the Subadvisor to the Fund.

VOLUNTARY ADVISORY FEE WAIVERS
CSIF Balanced Portfolio

The investment advisor ("Calvert" or the "Advisor") voluntarily waives 0.05% of its annual advisory fee for the Fund based on average daily net assets under management by New Amsterdam Partners LLC in excess of $250 million. This waiver is contingent upon the continued service by New Amsterdam Partners LLC as Subadvisor to a portion of the equity assets of the Fund at an annual fee of 0.25% on assets up to $250 million and 0.20% on assets in excess of $250 million. Calvert may cease this waiver at any time. The Fund's total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class A, B and C of the Fund were 1.28%, 2.35% and 2.21%, respectively, for the fiscal year ended September 30, 2009.

CSIF Enhanced Equity Portfolio

Calvert voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of the Fund. Calvert may cease this waiver at any time. The Fund's total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class A, B and C of the Fund were 1.43%, 2.83% and 2.41%, respectively, for the fiscal year ended September 30, 2009.

CWVF International Equity Fund

For the fiscal year ended September 30, 2009 Calvert voluntarily waived 0.025% of its annual advisory fee for the Fund on assets in excess of $250 million up to $500 million and an additional 0.05% on assets in excess of $500 million, in each case based on average daily net assets. This waiver was contingent upon the continued service by Acadian Asset Management, Inc. as Subadvisor to the Fund at an annual fee, based on average daily net assets, of 0.45% on assets up to $250 million, 0.40% on assets in excess of $250 million up to $500 million and 0.35% on assets in excess of $500 million. The Fund's total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of such expense waiver/reimbursements and offsets, the expenses of Class A, B, C and Y of the Fund were 1.86%, 3.10%, 2.79% and 1.39%, respectively, for the fiscal year ended September 30, 2009. Acadian Asset Management, Inc. was terminated as Subadvisor to the Fund effective December 10, 2009.

DISTRIBUTION AND SERVICE FEES

The following table shows the maximum annual amount of distribution and service fees payable under each Fund's distribution plan for Class A and the amount of the Fund's distribution and service fees authorized by the Fund's Board of Trustees/Directors for the current fiscal year. Fees payable under the distribution plan may be increased to the maximum amount, where applicable, only after approval of the Board of Trustees/Directors.

Fund	Maximum Amount Payable (Class A)	Amount Authorized
Calvert International Opportunities Fund Calvert Global Alternative Energy Fund Calvert Global Water Fund Calvert Large Cap Value Fund	0.50% 0.50% 0.50% 0.50%	0.25% 0.25% 0.25% 0.25%

Calvert Capital Accumulation Fund	0.35%	0.35%

CSIF Balanced Portfolio
CSIF Equity Portfolio
CWVF International Equity Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

	0.35% 0.35% 0.35% 0.35% 0.35% 0.35% 0.35% 0.35%	0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25%

Calvert Social Index Fund CSIF Enhanced Equity Portfolio Calvert Large Cap Growth Fund Calvert New Vision Small Cap Fund	0.25% 0.25% 0.25% 0.25%	0.25% 0.25% 0.25% 0.25%

OTHER EXPENSES

"Other expenses" include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.

ACQUIRED FUND FEES AND EXPENSES

All Funds (other than Asset Allocation Funds): Acquired Fund Fees and Expenses represent underlying management fees and expenses, including any incentive allocations (typically 20%), of private limited partnerships and limited liability companies (together, "Partnerships") that the Fund has acquired through its Special Equities investment program, and any exchange-traded funds acquired by the Fund. This amount is based on historic fees and expenses, and Partnership performance if applicable, and may vary substantially from year to year.

For the Fund below, Total Annual Fund Operating Expenses shown in the "Fees and Expenses" table in the Fund Summary do not correlate to the ratio of expenses to avearge net assets shown in the Financial Highlights; the Financial Highlights expense ratio, which is as follows, reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Fund	Class A	Class B	Class C
CSIF Balanced Portfolio	1.28%	2.36%	2.21%

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund: each Fund will indirectly bear its pro rata share of operating expenses incurred by the underlying Calvert funds. Based on the current Prospectus with respect to each underlying Calvert fund, such expenses range from 0.21% to 1.40% for Class I Shares of the underlying Calvert funds. The fee table in the Fund Summary of each Asset Allocation Fund provides an estimate of the expenses the Fund will bear based on the expected allocation to, and the expected average expense ratio of, the underlying Calvert funds. The Asset Allocation Funds invest in the least expensive Class of shares of the underlying Calvert funds which does not incur sales loads or Rule 12b-1 fees.

CONTRACTUAL FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS

Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any Acquired Fund Fees and Expenses paid indirectly by a shareholder. The Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments (if applicable), and taxes. No Fund expects to incur a material amount of interest expense in the fiscal year. If Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, or Calvert Global Water Fund, due to their principal investment strategy, were to incur expenses from employing leverage, the costs would be reflected in the net expense ratio. These Funds, however, do not currently intend to employ leverage, so there will be no expense for this activity.

Each Fund has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement" in the fee table in the respective Fund Summary. The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the "Financial Highlights" in this Prospectus as the difference between the line items "Expenses Before Offsets" and "Net Expenses." The amount the Advisor benefited from the credit was as follows for the most recent fiscal year.

Fund	Amount by which Advisor Benefited from Credit
Calvert Small Cap Value Fund	0.01%
Calvert Mid Cap Value Fund Calvert Global Water Fund	0.01% 0.14%

See "Investment Advisor and Subadvisors" in the respective Fund's SAI for more information.

The contractual expense cap for Calvert Large Cap Growth Fund is exclusive of any performance fee adjustment. The amounts shown in the fee table and in the expense example in the Fund Summary reflect a negative 0.23% performance fee adjustment. The maximum performance fee adjustment is 0.25%. Accordingly, assuming no change in assets, the adjustment would have the effect of raising net expenses for this Fund to a maximum of 1.75% on Class A, 2.75% on Class B, 2.75% on Class C and 1.50% on Class Y.

EXAMPLE

The example in the fee table for each Fund also assumes that you reinvest all dividends and distributions.

MORE INFORMATION ON INVESTMENT STRATEGIES AND RISKS

A concise description of each Fund's principal investment strategies and principal risks is under the earlier Fund Summary for the respective Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under "Non-Principal Investment Policies and Risks" in the respective Fund's SAI.

For certain investment strategies listed, the table below shows a Fund's limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and definitions of the principal types of risks involved. Explanatory information about certain investment strategies of specific Funds is also provided below.)

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund are not included in this table because each Asset Allocation Fund shares the principal strategies and risks of the underlying Calvert fixed-income, equity and money market funds in which the Asset Allocation Fund invests. The strategies and risks of the underlying funds are described in the Fund Summary of each underlying Calvert equity fund above in this Prospectus, discussed in this section, or set forth below under "Description of Underlying Funds" (with respect to the underlying Calvert fixed-income and money market funds). See also "Fund of Funds Structure" below in this section. Additional information on the strategies and risks of an underlying fund is available in the respective underlying fund's SAI.

Each Asset Allocation Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund therefore may hold cash and invest in cash equivalents. During these periods, the Asset Allocation Fund may not be able to achieve its investment objective.

Key to Table

J          Fund currently uses as a principal investment strategy

q          Permitted, but not a principal investment strategy

8          Not permitted

xN        Allowed up to x% of Fund's net assets

xT        Allowed up to x% of Fund's total assets

NA       Not applicable to this type of fund

	CSIF Balanced Portfolio	CSIF Equity Portfolio	Calvert Social Index Fund	CSIF Enhanced Equity Portfolio	Calvert Large Cap Growth Fund	Calvert Capital Accum- ulation Fund	CWVF Inter- national Equity Fund	Calvert Inter- national Oppor- tunities Fund	Calvert New Vision Small Cap Fund	Calvert Small Cap Value Fund	Calvert Mid Cap Value Fund	Calvert Global Alter- native Energy Fund	Calvert Global Water Fund	Calvert Large Cap Value Fund
Investment Techniques
Active Trading Strategy/Turnover	J	q	q	q	q	q	q	q	q	q	q	q	q	q
Temporary Defensive Positions	q	q	q	q	q	q	q	q	q	q	q	q	q	q
Exchange-Traded Funds	q	q	q	q	q	q	q	q	q	q	q	q	q	q
Conventional Securities
Stocks in General	J	J	J	J	J	J	J	J	J	J	J	J	J	J
Foreign securities	25N	25N	5N1	25N	25N	25N	J	J	15T2	25N	25N	J	J	25N
Investment grade bonds	J	q	NA	NA	q	q	q	q	q	q	q	q	q	q
Below-investment grade, high-yield bonds	15N3	15N3	NA3	NA	q	10N3	5N3	q	5N3	q	q	q	q	q
Unrated debt securities	J	q	NA3	NA	q	q	q	q	q	q	q	q	q	q
Illiquid securities	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N
Unleveraged Derivative Securities
Asset-backed securities	J	q	NA	NA	q	q	q	q	q	q	q	q	q	q
Mortgage-backed securities	J	q	NA	NA	q	q	q	q	q	q	q	q	q	q
Currency contracts	q	q	NA	NA	q	5T	5T	5T	8	q	q	5T	5T	q
Leveraged Derivative Instruments
Options on securities and indices	5T4	5T4	NA	5T4	J6	5T4	5T4	5T4	5T4	5T4	5T4	5T4	5T4	5T4
Futures contract	5N5	5N5	5N5	5N5	J7	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5

1     Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of investing at least 95% of its net assets in securities contained in the Calvert Social Index. The Index (and therefore the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on a major U.S. exchange.

2     Calvert New Vision Small Cap Fund may invest only in American Depositary Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the Fund's SAI for more information.

3     Excludes any High Social Impact Investments.

4     Based on net premium payments.

5     Based on initial margin required to establish position.

6     Up to 5% of total assets based on net premium payments.

7     Up to 5% of net assets based on initial margin required to establish the position.

Description of Investment Strategies

The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the "Glossary of Certain Investment Risks" for definitions of these risk types.
Investment Techniques

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor's tax liability.

Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.

Risks: Opportunity

Exchange-Traded Funds ("ETFs") are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund's cash position consistent with the Fund's applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity.

Risks: Correlation and Market
Conventional Securities

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund's investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.

Risks: Market

Foreign securities. For funds other than Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund and Calvert Global Water Fund, foreign securities are securities issued by companies whose principal place of business is located outside the U.S. For Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund and Calvert Global Water Fund, foreign securities (securities of non-U.S. companies) are securities of companies that derive at least 50% of their revenue from business outside the U.S. or have at least 50% of their assets outside the U.S.; or that are organized under the laws of a non-U.S. country and have their securities principally traded on a non-U.S. exchange. For any fund that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds.

Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment grade bonds. Bonds rated BBB/Baa or higher in credit quality by Standard & Poor's Ratings Services ("S&P") or assigned an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor or Subadvisor.

Risks: Interest Rate, Market and Credit

Below-investment grade, high-yield bonds. Bonds rated below BBB/Baa or unrated bonds determined by the Fund's Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.

Risks: Credit, Market, Interest Rate, Liquidity and Information
Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Liquidity and Information
Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

Unleveraged Derivative Securities

Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.

Risks: Credit, Interest Rate and Liquidity
Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations ("CMOs").	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate
Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity
Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Fund will write call options only if it already owns the security (if it is "covered").

Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity
Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity

Glossary of Certain Investment Risks

Correlation risk

The risk that when a Fund "hedges," two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk	The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.
Currency risk

The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund's investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Extension risk

The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forego other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.
Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/ "stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.
Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.
Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.
Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.
Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Explanation of Investment Strategies Used by Certain Funds
CSIF Balanced Portfolio

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.

Calvert Social Index Fund

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index. An index fund's goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. The sustainable and socially responsible investment criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market, and those overweightings/underweightings may be out of favor in the market. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies.

The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

The replication method involves holding every security in the Calvert Social Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Calvert Large Cap Growth Fund

Stock Index Futures and Options. A stock index future is a contract to buy or sell the cash value of a specific stock index at a specific price by a specified date. An option gives the holder the right but not the obligation to purchase or sell a security at a specified price within a specified time, and a stock index option is an option based on a stock market index (or its cash value). Stock index futures and options are derivatives (instruments that derive their value from the performance of an underlying financial asset, index or other investment).

CWVF International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund and Calvert Global Water Fund

ADRs and GDRs. American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company's home country.   ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares.  The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are certificates issued by an international bank that are generally traded in, and denominated in the currency of, countries other than the home country of the issuer of the underlying shares.  Companies, including those from emerging markets, typically use GDRs to make their shares available to investors in two or more foreign countries.

Calvert International Opportunities Fund

Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. It is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer.

DESCRIPTION OF ALTERNATIVE ENERGY INDICES

(Calvert Global Alternative Energy Fund)

As stated in the Fund Summary for Calvert Global Alternative Energy Fund under "Principal Investment Strategies," the Fund may invest in companies that are included in certain alternative energy indices, which are described below.
Ardour Global Alternative Energy Index (Composite)SM

The Ardour Global Alternative Energy Index (Composite) is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2009, the Index included 125 companies.

Merrill Lynch Renewable Energy Index

The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes "pure plays" as well as stocks likely to benefit in a less direct way. The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria -- market capitalization, liquidity and country of listing. As of December 31, 2009, the Index included 25 stocks in the broad renewable energy sector.

S&P Global Alternative Energy Index

The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices -- the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2009, the Index included 54 companies.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2009) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2009) in nuclear energy related businesses that meet the Index's investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index

The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2009, the Index included 86 companies.

WilderHill Clean Energy Index

A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2009, the Index included 54 companies.

FUND OF FUNDS STRUCTURE

(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Each Asset Allocation Fund is structured as a "fund of funds." Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds, which are listed in the Fund Summary for the respective Asset Allocation Fund. The Asset Allocation Funds invest in the least expensive Class of shares of the underlying Calvert funds which does not incur sales loads or Rule 12b-1 fees. Each Asset Allocation Fund offers the convenience of a professionally managed, diversified portfolio of Calvert mutual funds in a single investment. Because each Asset Allocation Fund invests in a variety of underlying funds, the Asset Allocation Fund could benefit from diversification, through which an Asset Allocation Fund investor could reduce overall risk by distributing assets among a number of investments. The diversification provided by asset allocation may reduce volatility over the long term.

Because the assets of the Asset Allocation Funds are invested in other underlying Calvert funds, the investment performance and risks of the Asset Allocation Funds are directly related to the investment performance and risks of the underlying Calvert funds. Also, each Asset Allocation Fund indirectly pays a proportionate share of the operating expenses of the underlying Calvert funds in which the Asset Allocation Fund invests, including management fees, which are paid to Calvert, in addition to the direct expenses of investing in the Asset Allocation Fund. An investor in an Asset Allocation Fund thus will pay higher expenses than if the underlying Calvert fund shares were held directly. An investor in an Asset Allocation Fund also may receive taxable capital gains distributions to a greater extent than if the underlying funds were held directly.

Please refer to the Fund Summaries in this Prospectus with respect to the investment objective, principal investment strategies and principal risks of the underlying equity funds. Please turn to "Description of Underlying Funds" in this Prospectus with respect to the investment objective, principal investment strategies and principal risks of the underlying fixed-income and money market funds (CSIF Bond Portfolio and CSIF Money Market Portfolio). Additional investment practices of an underlying fund are described in its SAI, and, for the underlying fixed-income and money market funds, in the Calvert Fixed-Income Prospectus dated January 31, 2010 (Class A, B, C, O and Y).

PORTFOLIO HOLDINGS

A description of each Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available under "Portfolio Holdings Disclosure" in the respective Fund's SAI.

ABOUT SUSTAINABLE AND SOCIALLY RESPONSIBLE INVESTING

CALVERT SIGNATURE STRATEGIESTM

(CSIF Balanced Portfolio, CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund, Calvert Mid Cap Value Fund, CWVF International Equity Fund and Calvert International Opportunities Fund)

Investment Selection Process

In seeking a Fund's investment objective, investments are first selected for financial soundness and then evaluated according to that Fund's sustainable and socially responsible investment criteria. Only companies that meet all of the Fund's environment, social, and governance ("ESG") criteria are eligible for investment. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive performance with respect to one or more of the ESG criteria. Investments for a Fund must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Investments in fixed-income securities for Calvert's sustainable and socially responsible funds may be made prior to the application of the sustainability and social responsibility analysis, due to the nature of the fixed-income market. Unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability and social responsibility analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund's sustainable and socially responsible investment criteria and if it is not found to meet the standards for the Fund's sustainable and socially responsible investment criteria, the security will be sold per Calvert's procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a Fund's sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's sustainable and socially responsible investment criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment objective and its sustainable and socially responsible investment criteria.

Each Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's sustainable and socially responsible investment criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Sustainable and Socially Responsible Investment Criteria

Each Fund seeks to invest in companies and other enterprises that demonstrate positive ESG performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance.

Each Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors, drawing on the Fund's longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Balanced Portfolio, CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund

The Funds seek to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization ("ILO") core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.
  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Funds seek to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples' rights, the interests of organic farmers and the interests of developing countries generally.

With respect to U.S. government securities, the CSIF Portfolios invest primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whose purposes further, or are compatible with, the Fund's sustainable and socially responsible investment criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. government, such as Treasury securities.

CWVF International Equity Fund

CWVF International Equity Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the ILO core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.
  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

CWVF International Equity Fund seeks to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples' rights, the interests of organic farmers and the interests of developing countries generally.

Calvert International Opportunities Fund

Calvert International Opportunities Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the ILO core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.
  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

Calvert International Opportunities Fund seeks to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to environmental problems; or own or operate new nuclear power plants.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples' rights, the interests of organic farmers and the interests of developing countries generally.

Shareholder Advocacy and Corporate Responsibility

As each Fund's Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

CALVERT SOLUTION STRATEGIESTM

(Calvert Global Alternative Energy Fund and Calvert Global Water Fund)

Investment Selection Process

In seeking a Fund's investment objective, investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive performance with respect to one or more of the sustainable and socially responsible investment criteria. Investments for a Fund must be consistent with the Fund's current financial, sustainable and socially responsible investment criteria, the application of which is in the economic interest of the Fund and its shareholders.

Investments in fixed-income securities in a Fund may be made prior to the application of corporate responsibility standards and strategies, due to the nature of the fixed-income market, where unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability and social responsibility analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund's sustainable and socially responsible investment criteria and if it is not found to meet the standards for the Fund's sustainable and socially responsible investment criteria, the security will be sold as per Calvert's procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets the Fund's sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

The Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which the Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's sustainable and socially responsible investment criteria.

Sustainable and Socially Responsible Investment Criteria for Calvert Global Alternative Energy Fund

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The Fund provides an investment opportunity for climate change solutions and renewable energy development.

The Fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund will focus on environmental, social, and governance ("ESG") factors that promote and encourage sustainable solutions.

The Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, companies totally satisfy. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.

Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The Fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

The Fund will adhere to core ESG criteria as follows.

Calvert Global Alternative Energy Fund seeks to invest in companies that:

  Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.
  Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.
  Treat their employees with dignity and respect in the workplace.
  Observe appropriate international human rights standards and respect the rights of Indigenous Peoples.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.
  Exhibit sound policies and practices with respect to corporate governance and business practices.

Calvert Global Alternative Energy Fund seeks to avoid investing in companies that:

  Contribute directly to the systematic denial of basic human rights.
  Maintain poor environmental compliance and performance practices.
  Demonstrate poor corporate governance or engage in unethical business practices.
  Own or operate new nuclear power plants.

Sustainable and Socially Responsible Investment Criteria for Calvert Global Water Fund

The Fund seeks to invest in companies that produce or market safe water-related products, services and technologies that enhance access and affordability, public health, and quality of life. Calvert believes that equitable access to water is a fundamental human right. The Fund will take into account the specific human rights and Indigenous Peoples' Rights issues related to the sector, as well as those pertaining to environmental as well as governance commitments and performance.

In seeking the Fund's investment objective, investments are selected for financial soundness as well as evaluated according to the Fund's threshold responsibility standards with respect to tobacco, weapons and human rights. Investments for the Fund must be consistent with the Fund's current investment criteria, including financial factors and threshold responsibility standards.

The Fund has the following threshold responsibility standards, which are applied in determining whether a security qualifies as an investment for the Fund:

  The Fund will seek to avoid investing in companies that manufacture tobacco products.
  The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.
  The Fund will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies. The Fund acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing the industry. Engagement for the Fund will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and performance continue to lag. Engagement will urge companies to pursue sustainability leadership opportunities where possible, especially in the context of promoting sound environmental management and equitable access to water around the world.

As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.

Calvert's approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and broader industry-standard setting initiatives to advance our advocacy objectives with selected companies.

CALVERT SAGE STRATEGIESTM

(Calvert Large Cap Value Fund)

Investment Selection Process

In seeking the Fund's investment objective, investments are selected for financial soundness as well as evaluated according to the Fund's threshold responsibility standards with respect to tobacco, weapons and human rights. Investments for the Fund must be consistent with the Fund's current financial criteria and threshold responsibility standards, the application of which is in the economic interest of the Fund and its shareholders. The Fund has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Fund:

  The Fund will seek to avoid investing in companies that manufacture tobacco products.
  The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.
  The Fund will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

Investments in fixed-income securities for the Fund may be made prior to the application of corporate responsibility standards and strategies, due to the nature of the fixed-income market, where unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund's threshold responsibility standards and if it is not found to meet those standards, the security will be sold per Calvert's procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets the Fund's threshold responsibility standards typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

The Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which the Fund may invest will not be screened and will not be required to meet the threshold responsibility standards otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's threshold responsibility standards. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's threshold responsibility standards.

Sustainable and Responsible Investment for Calvert Large Cap Value Fund

As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies. The Fund acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing their industry. Enhanced engagement for the Fund will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and sustainability performance continue to lag their peers. Engagement will urge companies to improve their environmental, social and governance performance and to pursue sustainability leadership opportunities where possible.

As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert. All threshold responsibility standards may be changed by the Board of Trustees without shareholder approval.

SAGETM Enhanced Engagement Strategy

Under Calvert's SAGE ("Sustainability Achieved through Greater Engagement") strategy, the Fund may invest in a full range of companies consistent with its threshold responsibility standards. These companies may be emerging sustainability leaders and/or entities which have yet to make significant progress but have the potential to do so.

As the Fund's investment advisor, Calvert will use the SAGE process to identify and select companies for focused engagement and to determine tangible objectives to pursue with each. Engagement will focus on (1) addressing legacy and/or current issues lacking sufficient focus, commitment and/or concrete performance and (2) encouraging further progress in areas of improvement and emerging leadership. The level of engagement employed by Calvert for a specific company may vary based on the company's progress on these issues.

Calvert's approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and broader industry-standard setting initiatives to advance our advocacy objectives with selected companies. If a company fails to make sufficient progress in its commitments with respect to environmental, social and governance issues in response to Calvert's engagement approach, the Fund may divest that company's security from the portfolio at a time that is in the best interests of the Fund's shareholders.

SPECIAL INVESTMENT PROGRAMS

(Calvert Signature StrategiesTM, Calvert Solution StrategiesTM and Calvert SAGE StrategiesTM)

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, certain Funds may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.

CWVF International Equity Fund and Calvert International Opportunities Fund have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities investments.

High Social Impact Investments

(CSIF Balanced Portfolio, CSIF Equity Portfolio, Calvert Social Index Fund, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, CWVF International Equity Fund, Calvert International Opportunities Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund, Calvert Mid Cap Value Fund, Calvert Global Alternative Energy Fund, Calvert Global Water Fund and Calvert Large Cap Value Fund)

High Social Impact Investments is a program that targets a percentage of a Fund's assets (up to 3% for each of Calvert Capital Accumulation Fund, CWVF International Equity Fund, Calvert International Opportunities Fund, and Calvert Global Alternative Energy Fund, and up to 1% for each of the other Funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds' sustainable and socially responsible investment criteria.

Consistent with the Calvert Global Water Fund's strategy of focusing on water-related resources, High Social Impact Investments for that Fund shall be made in water-related initiatives.

These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.

Each Fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund's Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced" in this Prospectus. Each Fund's High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).

Pursuant to an exemptive order, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.

The Funds may also invest in high social impact issuers through social enterprises in conjunction with the Special Equities investment program (see "Special Equities" below).

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. High Social Impact Investments for Calvert Social Index Fund will be limited to 1% of the Fund's assets if it commences the program.

Special Equities

(CSIF Balanced Portfolio, CSIF Equity Portfolio, Calvert Social Index Fund, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, CWVF International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert Global Water Fund and Calvert Large Cap Value Fund)

Each of these Funds has a Special Equities investment program that allows the Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are subject to each Fund's limit on illiquid securities (which is no more than 15% of a Fund's net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Committee of each Fund (or the Board of Trustees, in the case of Calvert Large Cap Value Fund) identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. A Fund's Special Equities are valued under the direction of the Fund's Board.

Pursuant to approval by each Fund's Board of Trustees/Directors, each Fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research for the Special Equities Program.

Special Equities investments for Calvert Social Index Fund, Calvert Global Water Fund and Calvert Large Cap Value Fund will be limited to 1% of the respective Fund's assets if it commences the program. This is subject to Board discretion for Calvert Global Water Fund and Calvert Large Cap Value Fund.

Manager Discovery Program

(CSIF Balanced Portfolio)

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of CSIF Balanced Portfolio. The program allocates up to 5% of the Fund's assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the equity portion of the Fund. The Manager Discovery Program seeks to bring a dynamic new perspective to the Fund, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

MANAGEMENT OF FUND INVESTMENTS

ABOUT CALVERT

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds and all underlying funds in which the Asset Allocation Funds invest. Calvert provides the Funds and the underlying funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds and the underlying funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2009, Calvert was the investment advisor for 54 mutual fund portfolios and had over $14 billion in assets under management.

MORE INFORMATION ABOUT THE ADVISOR, SUBADVISORS AND PORTFOLIO MANAGERS

Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a "Portfolio Manager"). The respective Fund's SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Fund.

CSIF Balanced Portfolio

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Natalie A. Trunow handles the allocation of assets and Portfolio Managers for the Fund.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow

Senior Vice President, Chief Investment Officer -- Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Asset and Portfolio Manager Allocations

Fixed-income Investments of CSIF Balanced Portfolio

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Gregory Habeeb manages the day-to-day investment of the fixed-income investments of the Fund.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Gregory Habeeb	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997.Mr. Habeeb has over 27 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager for fixed-income investments

Equity Investments of CSIF Balanced Portfolio

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of the Fund since June 30, 2004.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Michelle Clayman, CFA	New Amsterdam -- Ms. Clayman founded the firm in 1986.	Portfolio Manager
Nathaniel Paull, CFA	New Amsterdam -- Senior Portfolio Manager	Portfolio Manager

Profit Investment Management (Profit), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, has managed a portion of the equity assets of the Fund since October 2002. Profit is a part of Calvert's Manager Discovery Program.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Eugene A. Profit	Mr. Profit has been President and CEO of Profit since 1996.	Portfolio Manager

CSIF Equity Portfolio

Atlanta Capital Management Company, LLC (Atlanta Capital), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed the assets of the Fund since September 1998.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Richard B. England, CFA

2001-2004:  Senior Portfolio Manager, Putnam Investments

2004-Present: Managing Director-Equities and Portfolio Manager, Atlanta Capital

Member of Management Committee

Mr. England became a Portfolio Manager for this Fund in July 2006.

Lead Portfolio Manager
William R. Hackney III, CFA	Managing Partner, Chief Investment Officer and Portfolio Manager, Atlanta Capital Member of Management Committee	Portfolio Manager
Paul J. Marshall, CFA	Director of Research and Portfolio Manager, Atlanta Capital Mr. Marshall became a Portfolio Manager for this Fund in March 2009.	Portfolio Manager

Calvert Social Index Fund

World Asset Management, Inc. (World Asset), 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. World Asset is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset has been in the index business since the mid-1970s and specializes in passive portfolio management techniques. It has managed the assets of the Fund since its inception in 2000.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Kevin K. Yousif	World Asset as Portfolio Manager.	Portfolio Manager
Eric R. Lessnau	December 2008-present: World Asset as Portfolio Manager. January-December 2008: World Asset as Portfolio Analyst. 2003-January 2008: Comerica Securities as Senior Analyst.	Portfolio Manager

CSIF Enhanced Equity Portfolio

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer, manages the day-to-day investment of assets of the Fund.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow

Senior Vice President, Chief Investment Officer -- Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager

Calvert Large Cap Growth Fund

Bridgeway Capital Management, Inc. (Bridgeway Capital), 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, has managed the assets of the Fund (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994. The firm has been in business since 1993. The firm is controlled by John Montgomery and his family.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
John N.R. Montgomery	Mr. Montgomery founded Bridgeway Capital.	Portfolio Manager

Calvert Capital Accumulation Fund

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of the Fund since September 2005.

Michelle Clayman and Nathaniel Paull are New Amsterdam's Portfolio Managers for Calvert Capital Accumulation Fund. Please see the information presented above with respect to New Amsterdam's management of CSIF Balanced Portfolio regarding these Portfolio Managers' business experience during the last five years and role on the management team.

CWVF International Equity Fund

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer, has managed an allocation of the Fund's assets since December 2009 and is Calvert's Portfolio Manager for CWVF International Equity Fund. Please see the information presented above with respect to Calvert's management of CSIF Enhanced Equity Portfolio regarding this Portfolio Manager's business experience during the last five years and role on the management team.

Thornburg Investment Management, Inc. (Thornburg), 2300 North Ridgetop Road, Santa Fe, NM 87506, has managed an allocation of the Fund's assets since December 2009. Thornburg is a Delaware corporation, which has 28 managing directors with an equity interest in the firm.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
William V. Fries, CFA	Managing Director and Portfolio Manager, Thornburg	Portfolio Manager
Wendy Trevisani	Managing Director and Portfolio Manager, Thornburg	Portfolio Manager
Lei "Rocky" Wang, CFA	Managing Director and Portfolio Manager, Thornburg	Portfolio Manager

Martin Currie, Inc. (Martin Currie), 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, has managed an allocation of the Fund's assets since December 2009. Martin Currie is a subsidiary of Martin Currie Investment Management Ltd, located in Edinburgh, Scotland, which was founded in 1881 and is a specialist investment management business. Martin Currie Investment Management Ltd manages US$19.1 billion in active equity portfolios for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. Martin Currie Investment Management Ltd is a private company, owned and managed by its full-time employees.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
James Fairweather	1997 - present: Chief Investment Officer, Head of Global Equities, Martin Currie	Lead Portfolio Manager, Martin Currie
David Sheasby	2004 - present: Director, Portfolio Manager, Martin Currie	Portfolio Manager
Christine Montgomery	December 2009 - present: Portfolio Manager, Martin Currie 2007-2009: Investment Partner, Edinburgh Partners 2002-2006: Global equities fund manager, Franklin Templeton	Portfolio Manager

Calvert International Opportunities Fund

F&C Management Limited (F&C), Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, has managed the assets of the Fund since its inception in May 2007. F&C, a corporation organized under the laws of the United Kingdom, registered with the SEC as an investment advisor in 1991. F&C is a wholly owned subsidiary of F&C Asset Management plc, which was incorporated in 1868 in London with the launch of the world's first investment trust and today manages more than $200 billion in international and global equities, fixed-income, property, socially responsible and alternative strategies.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Sophie Horsfall	2002-present: Portfolio Manager, F&C	Lead Portfolio Manager
Jeremy Tigue	2002-present: Head, F&C Global Equities Group; also Manager, Foreign & Colonial Investment Trust	Head of Global Equities
Terry Coles	September 2006-present: Fund Manager, Global Equities, F&C 2002-2006: Global Equities Fund Manager, Morgan Stanley	Alternate Portfolio Manager
Giles Money	2006-present: Fund Manager, Global Equities, F&C 2005-2006: Strategy team, F&C	Portfolio Manager

Calvert New Vision Small Cap Fund

Bridgeway Capital Management, Inc. (Bridgeway Capital), 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, has managed the assets of the Fund since March 9, 2007.

John N.R. Montgomery is Bridgeway Capital's Portfolio Manager for the Fund. Please see the information presented above with respect to Bridgeway Capital's management of Calvert Large Cap Growth Fund regarding Bridgeway Capital's business and organization, and regarding this Portfolio Manager's business experience during the last five years and role on the management team.

Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund

Channing Capital Management, LLC (Channing), 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed the assets of both Funds since their inception in October 2004.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Eric T. McKissack, CFA	Portfolio Management, Channing (2003-Present)	Lead Portfolio Manager for Calvert Mid Cap Value Fund
Wendell E. Mackey, CFA	Portfolio Management, Channing (2003-Present)	Lead Portfolio Manager for Calvert Small Cap Value Fund

Calvert Global Alternative Energy Fund and Calvert Global Water Fund

KBC Asset Management International Ltd. (KBC), Joshua Dawson House, Dawson Street, Dublin 2, Ireland, has managed the assets of both Funds since inception. KBC is wholly-owned by KBC Asset Management Limited, which is a wholly-owned subsidiary of KBC Asset Management N.V. KBC's ultimate parent is the KBC Group, a major financial service group with headquarters in Brussels, Belgium.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Jens Peers	Lead Manager, KBC Financial Analyst, KBC	Portfolio Manager, Calvert Global Alternative Energy Fund and Calvert Global Water Fund
Treasa Ni Chonghaile	Equity Portfolio Management, KBC Performance & Risk Analyst, KBC	Portfolio Manager, Calvert Global Alternative Energy Fund
Colm O'Connor

Equity Portfolio Management, KBC (Jan. 2009 -- present)

Equity Analyst, Environmental Strategies, KBC (2006-2009)

Alternative Investments Analyst, KBC (2005-2006)

Performance & Risk Analyst, KBC (2004-2005)

Portfolio Manager, Calvert Global Alternative Energy Fund
Craig Bonthron

Prior to KBC, Mr. Bonthron spent 4 years at Alliance Trust; he worked in the North American equity portfolio team, covering the Capital Goods, Retail, Leisure and Media sectors.

Prior to that, he spent 2 years working in Private Client Investment Management for Gerrard Ltd.

Mr. Bonthron is the lead analyst on the Calvert Global Water Fund and acts as back up Portfolio Manager to Mr. Peers.

Calvert Large Cap Value Fund

Calvert Asset Management Company, Inc.

See "About Calvert" above. Mr. McGlynn and Ms. Bishop, the Portfolio Managers for the Fund, have managed the assets of the Fund (previously the Everest Fund of Summit Mutual Funds, Inc.) since 1999 and 2000, respectively.
Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
James R. McGlynn, CFA

December 12, 2008-present: Lead Portfolio Manager of Calvert's large cap value team.

1999-2008: Managing Director -- Equities, and Portfolio Manager, Summit Investment Partners, Inc.

Mr. McGlynn has 29 years of experience in the investment industry.

Portfolio Manager
Yvonne M. Bishop, CFA

December 12, 2008-present: Assistant Portfolio Manager of Calvert's large cap value team.

2000-2008: Assistant Portfolio Manager for equity accounts, Summit Investment Partners, Inc.

Ms. Bishop has 19 years of experience in the investment industry.

Assistant Portfolio Manager

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund

Calvert Asset Management Company, Inc.

See "About Calvert" above.

The Calvert Asset Allocation Committee (the "Allocation Committee") manages the Asset Allocation Funds. Natalie A. Trunow is the head of the Allocation Committee. She is Senior Vice President, Chief Investment Officer -- Equities, Calvert, and oversees investment strategy and management of all Calvert balanced, equity and asset allocation portfolios. Ms. Trunow joined Calvert as Head, Equities, in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management. The Asset Allocation Funds' SAI provides additional information about Ms. Trunow's management of other accounts, compensation and ownership of securities in each Asset Allocation Fund.

Each of the Funds has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor, if any (that is not an "affiliated person" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) without shareholder approval. See "Investment Advisor and Subadvisors" in the respective Fund's SAI for further details.

ADVISORY FEES

The table below shows the aggregate annual advisory fee paid by each Fund (other than the Asset Allocation Funds) for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund do not pay advisory fees to Calvert for performing investment advisory services. Calvert, however, does receive advisory fees from managing the underlying Calvert funds, a portion of which are paid indirectly by the Asset Allocation Funds. For the most recent fiscal year, each Asset Allocation Fund paid an administrative fee of 0.15% of the Fund's average daily net assets to Calvert Administrative Services Company, an affiliate of the Advisor.

Fund	Advisory Fee
CSIF Balanced Portfolio	0.425%
CSIF Equity Portfolio	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity Portfolio	0.50%[1]
Calvert Large Cap Growth Fund	0.47% [2]
Calvert Capital Accumulation Fund	0.65%
CWVF International Equity Fund	0.74%[3]
Calvert International Opportunities Fund	0.80%
Calvert New Vision Small Cap Fund	0.75%
Calvert Small Cap Value Fund	0.75%
Calvert Mid Cap Value Fund	0.65%
Calvert Global Alternative Energy Fund	1.00%
Calvert Global Water Fund	1.00%
Calvert Large Cap Value Fund	0.65%

1 Contractual advisory fee is 0.60%; the Advisor voluntarily waived 0.10% in advisory fees. The Fund was subadvised by SSgA Funds Management, Inc. from its April 1998 inception through June 1, 2009 and has been managed by Calvert since June 2, 2009.

2 This includes a 0.25% advisory fee and a 0.45% subadvisory fee the Fund paid directly to the Subadvisor. The subadvisory fee is 0.45% on the first $1 billion of the Fund's average daily net assets and 0.425% on the Fund's average daily net assets in excess of $1 billion. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance of the Fund's Class I shares exceeds or trails the S&P 500 Index. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the NYSE was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the Performance Fee, net assets are averaged over the rolling one-year performance period. The subadvisory fee was subject to a negative 0.23% performance fee adjustment for the most recent fiscal year.

3 The contractual advisory fee is 0.75% on the first $250 million, 0.725% on the next $250 million and 0.675% over $500 million; the Advisor waived 0.01% in advisory fees.

A discussion regarding the basis for the approval by the Funds' Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

CONSULTING FEES

(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Ibbotson Associates, a wholly-owned subsidiary of Morningstar, Inc., serves as an asset allocation consultant and provides guidance on maintaining an optimal allocation strategy for the Asset Allocation Funds. Ibbotson reviews portfolio allocations on a quarterly basis and reports results and recommendations to the Calvert Asset Allocation Committee. Each Asset Allocation Fund pays Ibbotson an annual fee of 0.05% of the Fund's average daily net assets as compensation for such consulting services. Ibbotson Associates is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

SHAREHOLDER INFORMATION

For more information on buying and selling shares, please contact your financial professional or Calvert's client services department at 800-368-2748.

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

             First, decide which fund or funds best suits your needs and your goals.

             Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, and several other types of accounts. Minimum investments are lower for the retirement plans.

             Then, decide which Class of shares is best for you. You should make this decision carefully, based on:

    the amount you wish to invest;
    the length of time you plan to keep the investment;
    the Class expenses; and
    whether you qualify for any reduction or waiver of sales charges.

Each investor's financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.

Choosing a Share Class

IMPORTANT NOTICE REGARDING CLASS B SHARES

Effective as of the close of business (4 p.m. ET) on February 26, 2010 (the "Close Time"), Class B shares of the CSIF Balanced Portfolio, CSIF Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, CWVF International Equity Fund and Calvert New Vision Small Cap Fund will no longer be offered for purchase, except through reinvestment of dividends and/or distributions and through exchanges, as described below. Shareholders and investors participating in automatic investment plans or 401(k) plans should consult their financial advisors or plan sponsors, as applicable, prior to the Close Time to make appropriate adjustments to any automatic investment plan or 401(k) plan arrangements in effect with respect to Class B shares of a Fund.

After the Close Time:

Initial or additional purchase requests for a Fund's Class B shares received after the Close Time will be rejected, unless they relate to reinvestment of dividends and/or capital gain distributions by existing Class B shareholders, or exchanges from existing accounts in Class B shares of other Funds. Shareholders who invest in Class B shares of a Fund prior to the Close Time may continue to hold their shares until they automatically convert to Class A shares under the existing conversion schedule with respect to Class B shares. Shareholders may redeem their Class B shares; please note: payment of a contingent deferred sales charge may be required upon redemption of your Class B shares. Class B shareholders may continue to reinvest dividends and/or capital gain distributions into their Class B accounts. Class B shareholders of a Fund may also continue to exchange their shares for Class B shares of other Funds. Shareholders with automatic investment plans into Class B shares of a Fund will no longer be able to make automatic investments into Class B shares. Investors also will no longer be able to invest in Class B shares of a Fund through 401(k) plans. Because the assets attributable to Class B shares of a Fund will decrease over time as a result of the closing of Class B, Calvert has voluntarily agreed to limit total net expenses for Class B of each Fund to the net Class B expense rate of the respective Fund in effect as of February 28, 2010, exclusive of Acquired Funds Fees and Expenses, performance fee adjustments and/or voluntary reimbursements, if applicable, until all of the Class B shares of the Fund automatically convert to Class A or are redeemed and/or exchanged for shares of other Funds. For Class B shares of a Fund outstanding as of the Close Time, all other features of Class B shares, including contingent deferred sales charge schedules, Rule 12b-1 distribution and service fees, and conversion features, will remain unchanged and will continue in effect after the Close Time.

The following chart lists the different Classes of shares offered by each Fund and the Classes offered by the Fund in this prospectus. Class I ($1 million minimum) for certain Funds is offered in a separate prospectus. Calvert Distributors, Inc. ("CDI") is the Funds' distributor.
Fund	Classes Offered by Fund	Classes of Fund Offered in this Prospectus
CSIF Equity Portfolio Calvert Large Cap Growth Fund CWVF International Equity Fund	Five classes (Class A, B, C, I and Y)	Class A, B, C and Y
CSIF Balanced Portfolio CSIF Enhanced Equity Portfolio Calvert Social Index Fund Calvert New Vision Small Cap Fund Calvert Capital Accumulation Fund	Four classes (Class A, B, C and I)	Class A, B and C
Calvert International Opportunities Fund	Four classes (Class A, C, I and Y)	Class A, C and Y
Calvert Small Cap Value Fund Calvert Mid Cap Value Fund Calvert Global Alternative Energy Fund Calvert Moderate Allocation Fund Calvert Aggressive Allocation Fund	Three classes (Class A, C and I)	Class A and C
Calvert Global Water Fund Calvert Large Cap Value Fund	Three classes (Class A, C and Y)	Class A, C and Y
Calvert Conservative Allocation Fund	Two classes (Class A and C)	Class A and C

This chart shows the difference in the Classes and the general types of investors who may be interested in each Class. The sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations.
Class A Shares: Front-End Sales Charge
Investor Type	For all investors, particularly those investing $50,000 or more (which qualifies for a reduced sales charge), or who plan to hold the shares for a substantial period of time.
Initial Sales Charge

Sales charge on each purchase of 4.75% or less, depending on the amount you invest. Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares sold (redeemed) within one year of purchase. See "Contingent Deferred Sales Charge" below in this chart.

Contingent Deferred Sales Charge	None (except that an 0.80% contingent deferred sales charge may apply to certain redemptions for accounts with $1 million or more for which no sales charge was paid).
Distribution and/or Service Fees	Class A shares have an annual 12b-1 fee of up to 0.50%.
Other	Class A shares have lower annual expenses than Class B and C due to a lower 12b-1 fee.
Class B Shares: Deferred Sales Charge for Six Years
Investor Type	For investors who prefer not to pay a front-end sales charge and who plan to hold the shares until the contingent deferred sales charge no longer applies.
Initial Sales Charge	None
Contingent Deferred Sales Charge	If you sell your shares within 6 years, you will pay a deferred sales charge of 5.00% or less on shares you sell.
Distribution and/or Service Fees	Class B shares have an annual 12b-1 fee of 1.00%.
Other	The expenses of this class are higher than Class A because of the higher 12b-1 fee. Your shares will automatically convert to Class A shares after 8 years, reducing your future annual expenses.
Class C Shares: Deferred Sales Charge for One Year
Investor Type	For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment.
Initial Sales Charge	None
Contingent Deferred Sales Charge	If you sell shares within 1 year, then you will pay a deferred sales charge of 1.00% at that time.
Distribution and/or Service Fees	Class C shares have an annual 12b-1 fee of 1.00%.
Other	The expenses of this Class are higher than Class A because of the higher 12b-1 fee. There is no conversion to Class A.
Class Y Shares: No Sales Charge
Investor Type

Generally available only to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with CDI, the Funds' distributor, to offer Class Y shares to their clients.

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Service Fees	Class Y shares have no 12b-1 fee.
Other	Class Y shares have lower annual expenses than Class A, B and C because Class Y has no 12b-1 fee.

Once the total balance of your existing Class B holdings of Calvert Funds reaches or exceeds $100,000, you should make future investments in Class A or Class C shares, rather than Class B; at that time you will qualify for Class A sales load breakpoints/discount.

When the total balance of your existing Class C holdings of Calvert Funds reaches or exceeds $500,000, you should make future investments in Class A shares since you will qualify to purchase Class A shares at a reduced sales load.

Class A

(All Funds)

If you choose Class A, you will pay a front-end sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in CSIF Balanced Portfolio, or if your cumulative purchases or the value in your account is more than $50,000 but less than $100,000,* then the sales charge is reduced to 3.75%. There is no initial sales charge on shares acquired through reinvestment of dividends or capital gain distributions.
Your investment in Class A shares	Sales Charge % of offering price	% of Amt. Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None**	None**

* This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds that impose sales charges.

** Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder's fee has been paid by CDI are subject to a one-year CDSC of 0.80%. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges" in this Prospectus.

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers. See "Reduced Sales Charges" in this Prospectus.

Class B

(CSIF Balanced Portfolio, CSIF Equity Portfolio,* Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, CWVF International Equity Fund and Calvert New Vision Small Cap Fund)

If you choose Class B, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first 6 years, you will have to pay a "contingent deferred" sales charge ("CDSC"). This means that you do not have to pay the sales charge unless you sell your shares within the first 6 years after purchase. Keep in mind that the longer you hold Class B shares, the less you will have to pay in deferred sales charges. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions.
Time Since Purchase	CDSC
1st year	5%
2nd year	4%
3rd year	4%
4th year	3%
5th year	2%
6th year	1%
After 6 years	None

* The following schedule applies to Class B shareholders of CSIF Equity Portfolio who acquired their shares pursuant to the reorganization of the Delaware Social Awareness Fund: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges

The CDSC will not be charged on shares you received as dividends or from capital gains distributions.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. For example, if you invested $5,000 in CSIF Equity Portfolio Class B shares three years ago, and your investment is now worth $5,750, the CDSC will be calculated by taking the lesser of the two values ($5,000), and multiplying it by 4%, for a CDSC of $200. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code of 1986, as amended ("Code").
  Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.
  A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date or within 30 days of a redemption. This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.
  If the selling broker/dealer has an agreement with CDI, the Funds' distributor, to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. (For more information on the agreement, see "Service Fees and Arrangements with Broker/Dealers" below.) Ask your broker/dealer if this waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

Class B shares may not always present the most cost efficient option to shareholders in comparison with Class A shares. Consider the classes of shares carefully to determine which Class is most suitable for you.

Class C

(All Funds)

If you choose Class C, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions.

The CDSC on Class C Shares will be waived if the shares were sold by a broker/dealer that has an agreement with CDI to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. For more information on the agreement, see "Service Fees and Arrangements with Broker/Dealers," below. Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

Class Y

(CSIF Equity Portfolio, Calvert Large Cap Growth Fund, CWVF International Equity Fund, Calvert International Opportunities Fund, Calvert Global Water Fund and Calvert Large Cap Value Fund)

Class Y shares are sold without any initial sales load or CDSC.

Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with CDI to offer Class Y shares to their clients.

Reduced Sales Charges

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is also available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.

______________________________________

* A "family group" includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.

A "qualified group" is one which:

1. has been in existence for more than six months, and

2. has a purpose other than acquiring shares at a discount, and

3. satisfies uniform criteria which enable CDI and broker/dealers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or broker/dealers distributing shares, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or broker/dealers.

Statement of Intention

You may reduce your Class A sales charge by establishing a statement of intention ("Statement"). A Statement allows you to combine all Calvert Funds (excluding money market funds) purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge.

A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. The Transfer Agent will hold in escrow Fund shares (computed to the nearest full share) equal to 5% of the dollar amount specified in the Statement. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.

If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied.

Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, CDI will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after this adjustment will be released and, upon request, remitted to you.

The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Code. There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase:

(i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or

(ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor CDI, nor any affiliate of CDI will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CDI of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the savings plan account is:

(i) a District of Columbia resident, or

(ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

Other Circumstances

There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

  current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (see definition of "family group" under "Reduced Sales Charges," above);
  directors, officers, and employees of any subadvisor for the Calvert Family of Funds, employees of broker/dealers distributing the Fund's shares and family members of the subadvisor, or broker/dealer;
  purchases made through a registered investment advisor;
  trust departments of banks or savings institutions for trust clients of such bank or institution, and purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by:

(a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services;

(b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker/dealer or agent; or

(c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the Code, and "rabbi trusts."

Established Accounts

You may purchase shares of CSIF Balanced Portfolio at net asset value if your account was established on or before July 17, 1986.

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from a Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.

Purchases made at Net Asset Value ("NAV")

Except for money market funds, if you make a purchase at NAV, you may exchange shares in that amount to another Calvert Fund without incurring a sales charge.

Reinstatement Privilege (Class A and Class B)

Subject to the Funds' market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge. Within 90 days after redemption of Class B shares, you may reinvest in Class A of the Fund at NAV, if a CDSC was paid. In order to take advantage of this privilege, you must notify the Fund or broker/dealer at the time of the repurchase. Each Fund reserves the right to modify or eliminate this privilege.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares (except with respect to Class Y, which has no Rule 12b-1 plan). The distribution plan also allows each Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the respective Fund's SAI for further discussion of these services. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see "Service Fees and Arrangements with Broker/Dealers" in this Prospectus for more service fee and other information regarding arrangements with broker/dealers.

The following table shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year unless otherwise indicated. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund's Board of Trustees/Directors. The fees are based on average daily net assets by Class.

Maximum Payable under Plan/Amount Actually Paid
	Class A	Class B	Class C
CSIF Balanced Portfolio	0.35%/0.23%	1.00%/1.00%*	1.00%/1.00%*
CSIF Equity Portfolio	0.35%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Social Index Fund	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
CSIF Enhanced Equity Portfolio	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Large Cap Growth Fund	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Capital Accumulation Fund	0.35%/0.35%	1.00%/1.00%*	1.00%/1.00%*
CWVF International Equity Fund	0.35%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert International Opportunities Fund	0.50%/0.25%	N/A	1.00%/1.00%*
Calvert New Vision Small Cap Fund	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Small Cap Value Fund	0.35%/0.25%	N/A	1.00%/1.00%*
Calvert Mid Cap Value Fund	0.35%/0.25%	N/A	1.00%/1.00%*
Calvert Global Alternative Energy Fund	0.50%/0.25%	N/A	1.00%/1.00%*
Calvert Global Water Fund	0.50%/0.25%	N/A	1.00%/1.00%*
Calvert Large Cap Value Fund	0.50%/0.25%	N/A	1.00%/1.00%*
Calvert Conservative Allocation Fund	0.35%/0.25%	N/A	1.00%/1.00%*
Calvert Moderate Allocation Fund	0.35%/0.25%	N/A	1.00%/1.00%*
Calvert Aggressive Allocation Fund	0.35%/0.25%	N/A	1.00%/1.00%*

* For Classes B and C, 0.75% of the Fund's average daily net assets is paid for distribution services and 0.25% is paid for shareholder services.

Service Fees and Arrangements with Broker/Dealers

CDI, each Fund's distributor, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class B and C), when you purchase shares of non-money market funds (except with respect to Class Y). CDI also pays broker/dealers an ongoing service fee (except with respect to Class Y) while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The following table shows the maximum commissions and service fees paid by CDI to broker/dealers, which differ depending on the Class.

Maximum Commission/Service Fees
	Class A*	Class B**	Class C***
CSIF Balanced Portfolio	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Equity Portfolio	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Social Index Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Enhanced Equity Portfolio	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Large Cap Growth Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Capital Accumulation Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CWVF International Equity Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert International Opportunities Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert New Vision Small Cap Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Small Cap Value Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Mid Cap Value Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Global Alternative Energy Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Global Water Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Large Cap Value Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Conservative Allocation Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Moderate Allocation Fund	4.00%/0.25%	N/A	1.00%/1.00%
Calvert Aggressive Allocation Fund	4.00%/0.25%	N/A	1.00%/1.00%

* Class A service fees begin to accrue in the first month after purchase.

** Class B service fee begins to accrue in the 13th month after purchase.

*** Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in the 13th month after purchase.

If the selling broker/dealer has an agreement with CDI to sell Class B and Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CDI does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after purchase.

During special sales promotions, CDI may reallow to broker/dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant.

Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay broker/dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more. Where paid, the finder's fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder's fee within one year, then CDI may recoup the difference in the finder's fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.

How to Open an Account (Class A, B and C Shares)

Complete and sign an application for each new account (the application is available at www.calvert.com or by calling 800-368-2748). When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or Calvert's client services department at 800-368-2748.

Please see the respective Fund Summary above with respect to the minimum investment amount to open an account and the minimum amount for additional investments. The Funds may charge a $2 service fee on additional purchases of less than $250. A Fund may waive investment minimums and applicable service fees for investors who buy shares through certain omnibus accounts, certain wrap fee programs that charge an asset-based fee, and in other cases, at the Fund's discretion.

For purchases, please make your check payable to the Fund in U.S. dollars and send it along with your application to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807.

How to Open an Account (Class Y Shares)

Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with CDI, the Funds' distributor, to offer Class Y shares to their clients. A financial intermediary includes a broker, dealer, bank (including a bank trust department), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling or administration agreement with CDI.

The use of Class Y shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based program. CDI will make, in its sole discretion, all determinations as to eligibility to purchase Class Y shares of a Fund.

Please see the respective Fund Summary with respect to the minimum investment amount to open an account and the minimum amount for additional investments. The Funds may charge a $2 service fee on additional purchases of less than $250. All Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation ("NSCC"), in U.S. dollars. For additional information and wire instructions, call Calvert at 800-368-2746.

Subsequent Investments (Class A, B and C Shares)

To make an investment after you open an account, include your investment slip and send your request to: Calvert, P.O. Box 219739, Kansas City, MO 64121-9739, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807.

Once you open an account, you may also buy or sell shares by telephone or electronic funds transfer.

Federal Holidays

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange ("NYSE") is open and the Fund is open but check purchases and electronic funds transfers (i.e., bank wires and ACH funds transfers) cannot be received because the banks and post offices are closed.

Customer Identification

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker/Dealer

Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

HOW SHARES ARE PRICED

The price of shares is based on each Fund's NAV. The NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be calculated separately.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees/Directors and pursuant to a Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.

Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to a Fund's valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Boards of Directors of CWVF International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund and Calvert Global Water Fund have retained a third-party fair value pricing service, pursuant to the respective Fund's valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below.

All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order" below.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day's closing NAV; otherwise you will receive the next business day's NAV.

Purchase and Redemption of Shares through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund's behalf. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

HOW TO SELL SHARES

You may redeem all or a portion of the shares from your account by telephone or mail on any day your Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and/or redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold.

Each Fund reserves the right to suspend or postpone redemptions during any period when:

(a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings;

(b) the SEC has granted an order to the Fund permitting such suspension; or

(c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or made by electronic funds transfer because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone (Class A, B and C Shares) - call 800-368-2745

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred to a bank you have previously authorized. A $5 charge may be imposed on wire transfers of less than $1,000.

Written Requests (Class A, B and C Shares)

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.

Your letter should include your account number, name of the Fund and Class, and the number of shares or the dollar amount you are redeeming, and how you want the money sent to you. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic Check Redemptions (Class A, B and C Shares)

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the CDSC.

Corporations and Associations (Class A, B and C Shares)

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts (Class A, B and C Shares)

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days).

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy" below. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code.
  Involuntary redemptions of accounts under procedures set forth by a Fund's Board of Trustees/Directors.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a "qualified default investment alternative" in a retirement plan account in accordance with the requirements of Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated under that Act (CSIF Balanced Portfolio, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund only).
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that does not have the systematic capability of assessing the redemption fee at the individual or participant account level. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

OTHER CALVERT FEATURES / POLICIES

Website (Class A, B and C Shares)

For 24 hour performance and account information visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services (Class A, B and C Shares)

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Funds require a signature guarantee to verify your signature. You may obtain a signature guarantee from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

ACH Funds Transfer (Class A, B and C Shares)

You may purchase or sell shares by ACH funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before any subsequent redemption requests for those shares are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. ACH funds transfer transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions (Class A, B and C Shares)

You may purchase, redeem, or exchange shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds; call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

For Class A, B and C shares, complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may require you to pay a redemption fee, as described under "How to Sell Shares - Redemption Fee" in this Prospectus. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker/dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Trustees/Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Trustees/Directors. The Board of Trustees/Directors of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Trustees/Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this Prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account:

(i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level, or

(ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee.

If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance / Low Balance Fee

Please maintain a balance in each of your Fund accounts of at least $1,000 per class (Calvert Large Cap Growth Fund) or $5,000 per class for regular accounts/$1,000 per class for IRA accounts (CSIF Enhanced Equity Portfolio and Calvert Social Index Fund). If the balance in your account falls below the minimum during a month, a low balance fee may be charged to your account ($15/year per class for CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund and Calvert Social Index Fund).

If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.
CSIF Balanced Portfolio	Paid quarterly
Calvert Conservative Allocation Fund	Paid quarterly
Calvert Moderate Allocation Fund	Paid quarterly
Calvert Aggressive Allocation Fund	Paid quarterly

CSIF Equity Portfolio	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity Portfolio	Paid annually
Calvert Large Cap Growth Fund	Paid annually
Calvert Capital Accumulation Fund	Paid annually
CWVF International Equity Fund	Paid annually
Calvert International Opportunities Fund	Paid annually
Calvert New Vision Small Cap Fund	Paid annually
Calvert Small Cap Value Fund	Paid annually
Calvert Mid Cap Value Fund	Paid annually
Calvert Global Alternative Energy Fund	Paid annually
Calvert Global Water Fund	Paid annually
Calvert Large Cap Value Fund	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For CSIF Balanced Portfolio, you will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes. If you invest in an international or global Fund (CWVF International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund or Calvert Global Water Fund), you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits.

Some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

DESCRIPTION OF UNDERLYING FUNDS

(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds. The investment performance and risks of the Asset Allocation Funds are therefore directly related to the investment performance and risks of the underlying Calvert funds. The respective Fund Summaries for the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund in this Prospectus specify the underlying Calvert funds in which each Asset Allocation Fund may invest. Calvert is the investment advisor for all of the underlying funds.

Underlying Calvert Equity Funds

All underlying Calvert equity funds are offered in this Prospectus. The investment objective, principal investment strategies and principal risks of the underlying Calvert equity funds are described in the respective Fund Summaries in this Prospectus. For additional information on the underlying equity funds' investment strategies and risks, see "More Information on Investment Strategies and Risks" in this Prospectus. Additional investment practices are described in the SAI of each of the underlying Calvert equity funds.

Underlying Calvert Fixed-Income and Money Market Funds

Two additional underlying Calvert funds (Calvert Social Investment Fund Bond Portfolio and Calvert Social Investment Fund Money Market Portfolio) are offered in a separate Calvert prospectus. The investment objectives, principal investment strategies and principal risks of these two underlying funds are described below. This description is not an offer of these underlying funds' shares. For additional information on the investment strategies and risks of these two underlying funds, please see Calvert's fixed-income prospectus dated January 31, 2010 (Class A, B, C, O and Y). Additional investment practices are described in the Calvert Social Investment Fund SAI dated January 31, 2010 that includes these two underlying funds. The prospectus and SAI for Calvert Social Investment Fund Bond Portfolio and Calvert Social Investment Fund Money Market Portfolio are available on Calvert's website at www.calvert.com.

Calvert Fixed-Income Fund

Calvert Social Investment Fund Bond Portfolio

Investment Objective

The Fund seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment criteria, including financial, sustainability and social responsibility factors.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. At least 65% of the Fund's net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's Ratings Services or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor.

The Fund invests principally in bonds issued by U.S. corporations and by the U.S. government and its agencies (e.g., Government National Mortgage Association, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC")). The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs").

The Fund is non-diversified.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-Diversification Risk. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies than a diversified fund. Gains or losses on a single bond may have greater impact on the Fund.

Bond Market Risk. The market prices of bonds held by the Fund may decline.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed Security Risk. Debt and mortgage-backed securities issued by government-sponsored enterprises ("GSEs") such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the GSE. The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future. Mortgage-backed securities also involve prepayment risk and extension risk.

Management Risk. The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Defaulted Bonds Risk. For bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO), there is a significant risk of not achieving full recovery.

Unrated Security Risk.  Unrated securities may be less liquid than rated securities determined to be of comparable quality.  When the Fund purchases unrated securities, it will depend on the Advisor's analysis of credit risk without the assessment of an NRSRO.

Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

Collateralized Mortgage Obligation ("CMO") Risk. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs).

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

American Depositary Receipt Risk. The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Calvert Money Market Fund

Calvert Social Investment Fund Money Market Portfolio

Investment Objective

The Fund seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment criteria, including financial, sustainability and social responsibility factors.

Principal Investment Strategies

The Fund invests in high quality money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations, and repurchase agreements. All investments must comply with the SEC's money market fund requirements per Rule 2a-7 of the Investment Company Act of 1940.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund's sustainable and socially responsible investment criteria. Investments must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Income Risk. The income level of the Fund will fluctuate with changing market conditions and interest rate levels. The income the Fund receives may fall as a result of a decline in interest rates.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the Fund because it invests primarily in securities that are considered to be of high quality. The Fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Management Risk. The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

SUSTAINABLE AND SOCIALLY RESPONSIBLE INVESTING BY THE UNDERLYING FUNDS

(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Underlying Calvert Equity Funds

Please see "About Sustainable and Socially Responsible Investing" in this Prospectus with respect to the investment selection process and the sustainable and socially responsible investment criteria of the underlying Calvert equity funds.

Underlying Calvert Fixed-Income and Money Market Funds

The following describes the investment selection process and the sustainable and socially responsible investment criteria of the underlying Calvert fixed-income and money market funds.

CALVERT SIGNATURE STRATEGIESTM
(CSIF Bond Portfolio and CSIF Money Market Portfolio)

Investment Selection Process

In seeking a Fund's investment objective, Investments are first selected for financial soundness and then evaluated according to that Fund's sustainable and socially responsible investment criteria. Only companies that meet all of the Fund's environment, social, and governance ("ESG") criteria are eligible for investment. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive performance with respect to one or more of the ESG criteria. Investments for a Fund must be consistent with the Fund's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Investments in fixed-income securities for Calvert's sustainable and socially responsible funds may be made prior to the application of the sustainability and social responsibility analysis, due to the nature of the fixed-income market. Unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability and social responsibility analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund's sustainable and socially responsible investment criteria and if it is not found to meet the standards for the Fund's sustainable and socially responsible investment criteria, the security will be sold per Calvert's procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a Fund's sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's sustainable and socially responsible investment criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert believes there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment objective and its sustainable and socially responsible investment criteria.

CSIF Bond Portfolio may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which the Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's sustainable and socially responsible investment criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Sustainable and Socially Responsible Investment Criteria

Each Fund seeks to invest in companies and other enterprises that demonstrate positive ESG performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance.

Each Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert, drawing on the Fund's longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Trustees without shareholder approval.

CSIF Bond Portfolio and CSIF Money Market Portfolio

The Funds seek to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization ("ILO") core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.
  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Funds seek to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples' rights, the interests of organic farmers and the interests of developing countries generally.

With respect to U.S. government securities, the CSIF Portfolios invest primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whose purposes further, or are compatible with, the Fund's sustainable and socially responsible investment criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. government, such as Treasury securities.

Shareholder Advocacy and Corporate Responsibility

As each Fund's Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert's activities may include but are not limited to:

Dialogue with companies
Calvert regularly initiates dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

SPECIAL INVESTMENT PROGRAMS

(Calvert Signature StrategiesTM)

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, CSIF Bond Portfolio may invest a small percentage of its assets through a special investment program that is a non-principal investment strategy pioneered by Calvert -- High Social Impact Investments.

High Social Impact Investments

(CSIF Bond Portfolio)

High Social Impact Investments is a program that targets up to 1% of the Fund's assets. High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Fund's sustainable and socially responsible investment criteria.

These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Fund believes that these investments have a significant sustainability and social responsibility return through their impact in our local communities.

The Fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund's Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced" in the Fund's Prospectus. The Fund's High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).

Pursuant to an exemptive order, the Fund may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Fund and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

CSIF Balanced Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$25.03	$31.37	$29.46
Income from investment operations
Net investment income	.40	.57	.60
Net realized and unrealized gain (loss)	(1.03)	(4.72)	1.88
Total from investment operations	(.63)	(4.15)	2.48
Distributions from
Net investment income	(.38)	(.56)	(.57)
Net realized gain	***	(1.63)	--
Total distributions	(.38)	(2.19)	(.57)
Total increase (decrease) in net asset value	(1.01)	(6.34)	1.91
Net asset value, ending	$24.02	$25.03	$31.37

Total return*	(2.29%)	(14.13%)	8.47%
Ratios to average net assets:A
Net investment income	1.87%	2.03%	1.94%
Total expenses	1.28%	1.21%	1.20%
Expenses before offsets	1.28%	1.21%	1.20%
Net expenses	1.28%	1.20%	1.19%
Portfolio turnover	57%	77%	81%
Net assets, ending (in thousands)	$404,542	$434,069	$542,659

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005
Net asset value, beginning		$28.25	$26.13
Income from investment operations
Net investment income		.55	.44
Net realized and unrealized gain (loss)		1.12	2.08
Total from investment operations		1.67	2.52
Distributions from
Net investment income		(.46)	(.40)
Total distributions		(.46)	(.40)
Total increase (decrease) in net asset value		1.21	2.12
Net asset value, ending		$29.46	$28.25

Total return*		5.94%	9.68%
Ratios to average net assets:A
Net investment income		1.90%	1.59%
Total expenses		1.21%	1.22%
Expenses before offsets		1.21%	1.22%
Net expenses		1.20%	1.21%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$525,740	$517,840

See notes to financial highlights.

CSIF Balanced Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$24.84	$31.13	$29.24
Income from investment operations
Net investment income	.13	.28	.28
Net realized and unrealized gain (loss)	(.99)	(4.66)	1.89
Total from investment operations	(.86)	(4.38)	2.17
Distributions from
Net investment income	(.15)	(.28)	(.28)
Net realized gain	***	(1.63)	--
Total distributions	(.15)	(1.91)	(.28)
Total increase (decrease) in net asset value	(1.01)	(6.29)	1.89
Net asset value, ending	$23.83	$24.84	$31.13

Total return*	(3.35%)	(14.93%)	7.45%
Ratios to average net assets:A
Net investment income	.82%	1.05%	.99%
Total expenses	2.36%	2.19%	2.15%
Expenses before offsets	2.36%	2.19%	2.15%
Net expenses	2.35%	2.18%	2.14%
Portfolio turnover	57%	77%	81%
Net assets, ending (in thousands)	$14,294	$17,939	$24,767

		Years Ended
		September 30,	September 30,
Class B Shares		2006 (z)	2005
Net asset value, beginning		$28.05	$25.94
Income from investment operations
Net investment income		.27	.17
Net realized and unrealized gain (loss)		1.10	2.06
Total from investment operations		1.37	2.23
Distributions from
Net investment income		(.18)	(.12)
Total distributions		(.18)	(.12)
Total increase (decrease) in net asset value		1.19	2.11
Net asset value, ending		$29.24	$28.05

Total return*		4.90%	8.62%
Ratios to average net assets:A
Net investment income		.95%	.60%
Total expenses		2.16%	2.20%
Expenses before offsets		2.16%	2.20%
Net expenses		2.15%	2.20%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$27,805	$28,592

See notes to financial highlights.

CSIF Balanced Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007

Net asset value, beginning	$24.58	$30.83	$28.95
Income from investment operations
Net investment income	.19	.32	.32
Net realized and unrealized gain (loss)	(1.01)	(4.64)	1.85
Total from investment operations	(.82)	(4.32)	2.17
Distributions from
Net investment income	(.18)	(.30)	(.29)
Net realized gain	***	(1.63)	--
Total distributions	(.18)	(1.93)	(.29)
Total increase (decrease) in net asset value	(1.00)	(6.25)	1.88
Net asset value, ending	$23.58	$24.58	$30.83

Total return*	(3.22%)	(14.88%)	7.53%
Ratios to average net assets:A
Net investment income	.95%	1.15%	1.07%
Total expenses	2.21%	2.08%	2.07%
Expenses before offsets	2.21%	2.08%	2.07%
Net expenses	2.21%	2.08%	2.06%
Portfolio turnover	57%	77%	81%
Net assets, ending (in thousands)	$21,810	$24,631	$30,340

		Years Ended
		September 30,	September 30,
Class C Shares		2006 (z)	2005
Net asset value, beginning		$27.79	$25.70
Income from investment operations
Net investment income		.28	.18
Net realized and unrealized gain (loss)		1.07	2.04
Total from investment operations		1.35	2.22
Distributions from
Net investment income		(.19)	(.13)
Total distributions		(.19)	(.13)
Total increase (decrease) in net asset value		1.16	2.09
Net asset value, ending		$28.95	$27.79

Total return*		4.87%	8.67%
Ratios to average net assets:A
Net investment income		.99%	.65%
Total expenses		2.11%	2.16%
Expenses before offsets		2.11%	2.16%
Net expenses		2.10%	2.15%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$27,547	$25,980

See notes to financial highlights.

CSIF Equity Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008	2007
Net asset value, beginning	$32.92	$41.06	$37.15
Income from investment operations
Net investment income (loss)	.06	(.02)	**
Net realized and unrealized gain (loss)	(1.81)	(5.69)	5.50
Total from investment operations	(1.75)	(5.71)	5.50
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.67)	(8.14)	3.91
Net asset value, ending	$29.25	$32.92	$41.06

Total return*	(3.46%)	(14.85%)	15.23%
Ratios to average net assets:A
Net investment income (loss)	.23%	(.05%)	(.01%)
Total expenses	1.28%	1.21%	1.21%
Expenses before offsets	1.28%	1.21%	1.21%
Net expenses	1.28%	1.20%	1.21%
Portfolio turnover	38%	51%	35%
Net assets, ending (in thousands)	$837,205	$834,312	$1,000,992

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$35.38	$31.63
Income from investment operations
Net investment income (loss)		(.02)	.03
Net realized and unrealized gain (loss)		2.38	3.72
Total from investment operations		2.36	3.75
Distributions from
Net realized gain		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.77	3.75
Net asset value, ending		$37.15	$35.38

Total return*		6.74%	11.86%
Ratios to average net assets:A
Net investment income (loss)		(.06%)	.08%
Total expenses		1.23%	1.25%
Expenses before offsets		1.23%	1.25%
Net expenses		1.23%	1.24%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$907,459	$858,873

See notes to financial highlights.

CSIF Equity Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009 (z)	2008	2007

Net asset value, beginning	$29.46	$37.29	$34.15
Income from investment operations
Net investment income (loss)	(.15)	(.33)	(.33)
Net realized and unrealized gain (loss)	(1.72)	(5.07)	5.06
Total from investment operations	(1.87)	(5.40)	4.73
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.79)	(7.83)	3.14
Net asset value, ending	$25.67	$29.46	$37.29

Total return*	(4.34%)	(15.56%)	14.28%
Ratios to average net assets:A
Net investment income (loss)	(.69%)	(.89%)	(.84%)
Total expenses	2.22%	2.05%	2.04%
Expenses before offsets	2.22%	2.05%	2.04%
Net expenses	2.22%	2.05%	2.04%
Portfolio turnover	38%	51%	35%
Net assets, ending (in thousands)	$45,648	$59,438	$87,476

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$32.84	$29.61
Income from investment operations
Net investment income (loss)		(.32)	(.24)
Net realized and unrealized gain (loss)		2.22	3.47
Total from investment operations		1.90	3.23
Distributions from
Net realized gain		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.31	3.23
Net asset value, ending		$34.15	$32.84

Total return*		5.85%	10.91%
Ratios to average net assets:A
Net investment income (loss)		(.90%)	(.77%)
Total expenses		2.06%	2.09%
Expenses before offsets		2.06%	2.09%
Net expenses		2.06%	2.09%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$95,903	$105,189

See notes to financial highlights.

CSIF Equity Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008	2007
Net asset value, beginning	$27.32	$34.73	$31.89
Income from investment operations.
Net investment income (loss)	(.11)	(.25)	(.25)
Net realized and unrealized gain (loss)	(1.64)	(4.73)	4.68
Total from investment operations	(1.75)	(4.98)	4.43
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.67)	(7.41)	2.84
Net asset value, ending	$23.65	$27.32	$34.73

Total return*	(4.23%)	(15.49%)	14.35%
Ratios to average net assets:A
Net investment income (loss)	(.57%)	(.81%)	(.76%)
Total expenses	2.09%	1.97%	1.96%
Expenses before offsets	2.09%	1.97%	1.96%
Net expenses	2.08%	1.96%	1.96%
Portfolio turnover	38%	51%	35%
Net assets, ending (in thousands)	$87,512	$97,327	$119,917

		Years Ended
		September 30,	September 30,
Class C Shares		2006	2005
Net asset value, beginning		$30.68	$27.64
Income from investment operations.
Net investment income (loss)		(.26)	(.20)
Net realized and unrealized gain (loss)		2.06	3.24
Total from investment operations		1.80	3.04
Distributions from
Net realized gain		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.21	3.04
Net asset value, ending		$31.89	$30.68

Total return*		5.93%	11.00%
Ratios to average net assets:A
Net investment income (loss)		(.82%)	(.69%)
Total expenses		1.99%	2.01%
Expenses before offsets		1.99%	2.01%
Net expenses		1.98%	2.01%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$109,468	$107,305

See notes to financial highlights.

CSIF Equity Portfolio Financial Highlights

Period Ended
September 30,
Class Y Shares	2009# (z)
Net asset value, beginning	$27.35
Income from investment operations
Net investment income	.08
Net realized and unrealized gain (loss)	3.84
Total from investment operations	3.92
Distributions from
Net realized gain	(1.92)
Total distributions	(1.92)
Total increase (decrease) in net asset value	2.00
Net asset value, ending	$29.35

Total return*	16.59%
Ratios to average net assets:A
Net investment income	.34% (a)
Total expenses	11.72% (a)
Expenses before offsets	.96% (a)
Net expenses	.96% (a)
Portfolio turnover	35%
Net assets, ending (in thousands)	$483

See notes to financial highlights.

Calvert Social Index Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.44	$13.67	$12.23
Income from investment operations
Net investment income	.11	.14	.15
Net realized and unrealized gain (loss)	(.75)	(3.23)	1.41
Total from investment operations	(.64)	(3.09)	1.56
Distributions from
Net investment income	(.10)	(.14)	(.12)
Total distributions	(.10)	(.14)	(.12)
Total increase (decrease) in net asset value	(.74)	(3.23)	1.44
Net asset value, ending	$9.70	$10.44	$13.67
Total return*	(5.80%)	(22.81%)	12.80%
Ratios to average net assets:A
Net investment income	1.34%	1.14%	1.12%
Total expenses	1.16%	1.10%	1.09%
Expenses before offsets	.75%	.76%	.77%
Net expenses	.75%	.75%	.75%
Portfolio turnover	16%	14%	9%
Net assets, ending (in thousands)	$63,609	$44,439	$59,291

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005 (z)
Net asset value, beginning		$11.29	$10.43
Income from investment operations
Net investment income	.	.11	.13
Net realized and unrealized gain (loss)		.92	.84
Total from investment operations		1.03	.97
Distributions from
Net investment income		(.09)	(.11)
Total distributions		(.09)	(.11)
Total increase (decrease) in net asset value		.94	.86
Net asset value, ending		$12.23	$11.29

Total return*		9.14%	9.31%
Ratios to average net assets:A
Net investment income		.96%	1.21%
Total expenses		1.22%	1.34%
Expenses before offsets		.78%	.77%
Net expenses		.75%	.75%
Portfolio turnover		12%	14%
Net assets, ending (in thousands)		$48,265	$44,108

See notes to financial highlights.

Calvert Social Index Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.01	$13.11	$11.74
Income from investment operations
Net investment income	.03	.01	.01
Net realized and unrealized gain (loss)	(.71)	(3.10)	1.36
Total from investment operations	(.68)	(3.09)	1.37
Distributions from
Net investment income	(.03)	(.01)	**
Total distributions	(.03)	(.01)	**
Total increase (decrease) in net asset value	(.71)	(3.10)	1.37
Net asset value, ending	$9.30	$10.01	$13.11

Total return*	(6.67%)	(23.57%)	11.68%
Ratios to average net assets:A
Net investment income	.37%	.14%	.12%
Total expenses	2.46%	2.11%	2.08%
Expenses before offsets	1.75%	1.76%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	16%	14%	9%
Net assets, ending (in thousands)	$3,433	$4,117	$6,036

		Years Ended
		September 30,	September 30,
Class B Shares		2006 (z)	2005 (z)
Net asset value, beginning		$10.87	$10.05
Income from investment operations
Net investment income		**	.02
Net realized and unrealized gain (loss)		.87	.81
Total from investment operations		.87	.83
Distributions from
Net investment income		--	(.01)
Total distributions		--	(.01)
Total increase (decrease) in net asset value		.87	.82
Net asset value, ending		$11.74	$10.87

Total return*		8.00%	8.29%
Ratios to average net assets:A
Net investment income (loss)		(.04%)	.21%
Total expenses		2.26%	2.43%
Expenses before offsets		1.78%	1.77%
Net expenses		1.75%	1.75%
Portfolio turnover		12%	14%
Net assets, ending (in thousands)		$4,949	$4,623

See notes to financial highlights.

Calvert Social Index Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.01	$13.10	$11.73
Income from investment operations
Net investment income	.03	.01	.01
Net realized and unrealized gain (loss)	(.72)	(3.09)	1.36
Total from investment operations	(.69)	(3.08)	1.37
Distributions from
Net investment income	(.03)	(.01)	**
Total distributions	(.03)	(.01)	**
Total increase (decrease) in net asset value	(.72)	(3.09)	1.37
Net asset value, ending	$9.29	$10.01	$13.10

Total return*	(6.80%)	(23.51%)	11.69%
Ratios to average net assets:A
Net investment income	.36%	.14%	.12%
Total expenses	2.23%	1.97%	1.96%
Expenses before offsets	1.75%	1.76%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	16%	14%	9%
Net assets, ending (in thousands)	$5,607	$6,141	$8,998

		Years Ended
		September 30,	September 30,
Class C Shares		2006 (z)	2005 (z)
Net asset value, beginning		$10.86	$10.05
Income from investment operations
Net investment income		**	.02
Net realized and unrealized gain (loss)		.87	.80
Total from investment operations		.87	.82
Distributions from
Net investment income		--	(.01)
Total distributions		--	(.01)
Total increase (decrease) in net asset value		.87	.81
Net asset value, ending		$11.73	$10.86

Total return*		8.01%	8.19%
Ratios to average net assets:A
Net investment income (loss)		(.04%)	.21%
Total expenses		2.13%	2.30%
Expenses before offsets		1.78%	1.77%
Net expenses		1.75%	1.75%
Portfolio turnover		12%	14%
Net assets, ending (in thousands)		$6,751	$5,542

See notes to financial highlights.

CSIF Enhanced Equity Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$14.93	$20.49	$19.75
Income from investment operations
Net investment income (loss)	.12	.15	.13
Net realized and unrealized gain (loss)	(1.25)	(4.52)	1.53
Total from investment operations	(1.13)	(4.37)	1.66
Distributions from
Net investment income	(.18)	(.11)	(.09)
Net realized gain	--	(1.08)	(.83)
Total distributions	(.18)	(1.19)	(.92)
Total increase (decrease) in net asset value	(1.31)	(5.56)	.74
Net asset value, ending	$13.62	$14.93	$20.49

Total return*	(7.22%)	(22.57%)	8.58%
Ratios to average net assets:A
Net investment income (loss)	1.10%	.84%	.66%
Total expenses	1.54%	1.36%	1.33%
Expenses before offsets	1.44%	1.26%	1.23%
Net expenses	1.43%	1.24%	1.20%
Portfolio turnover	111%	46%	56%
Net assets, ending (in thousands)	$33,040	$45,345	$65,209

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005
Net asset value, beginning		$18.76	$16.96
Income from investment operations
Net investment income (loss)		.10	.12
Net realized and unrealized gain (loss)		1.51	1.75
Total from investment operations		1.61	1.87
Distributions from
Net investment income		(.06)	(.07)
Net realized gain		(.56)	--
Total distributions		(.62)	(.07)
Total increase (decrease) in net asset value		.99	1.80
Net asset value, ending		$19.75	$18.76

Total return*		8.79%	11.03%(r)
Ratios to average net assets:A
Net investment income (loss)		.56%	.64%
Total expenses		1.36%	1.38%
Expenses before offsets		1.26%	1.28%
Net expenses		1.23%	1.27%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$58,020	$54,618

See notes to financial highlights.

CSIF Enhanced Equity Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.51	$18.72	$18.20
Income from investment operations
Net investment income (loss)	(.03)	(.04)	(.06)
Net realized and unrealized gain (loss)	(1.12)	(4.09)	1.41
Total from investment operations	(1.15)	(4.13)	1.35
Distributions from
Net realized gain	--	(1.08)	(.83)
Total distributions	--	(1.08)	(.83)
Total increase (decrease) in net asset value	(1.15)	(5.21)	.52
Net asset value, ending	$12.36	$13.51	$18.72

Total return*	(8.51%)	(23.36%)	7.55%
Ratios to average net assets:A
Net investment income (loss)	(.26%)	(.23%)	(.30%)
Total expenses	2.97%	2.41%	2.29%
Expenses before offsets	2.83%	2.31%	2.19%
Net expenses	2.83%	2.30%	2.16%
Portfolio turnover	111%	46%	56%
Net assets, ending (in thousands)	$2,768	$4,003	$7,257

		Years Ended
		September 30,	September 30,
Class B Shares		2006 (z)	2005
Net asset value, beginning		$17.43	$15.84
Income from investment operations
Net investment income (loss)		(.07)	(.05)
Net realized and unrealized gain (loss)		1.40	1.64
Total from investment operations		1.33	1.59
Distributions from
Net realized gain		(.56)	--
Total distributions		(.56)	--
Total increase (decrease) in net asset value		.77	1.59
Net asset value, ending		$18.20	$17.43

Total return*		7.78%	10.04%(r)
Ratios to average net assets:A
Net investment income (loss)		(.38%)	(.31%)
Total expenses		2.30%	2.32%
Expenses before offsets		2.20%	2.22%
Net expenses		2.17%	2.21%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$8,156	$9,043

See notes to financial highlights.

CSIF Enhanced Equity Portfolio Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.61	$18.82	$18.27
Income from investment operations
Net investment income (loss)	.01	--	(.04)
Net realized and unrealized gain (loss)	(1.12)	(4.13)	1.42
Total from investment operations	(1.11)	(4.13)	1.38
Distributions from
Net investment income	(.02)	--	--
Net realized gain	--	(1.08)	(.83)
Total distributions	(.02)	(1.08)	(.83)
Total increase (decrease) in net asset value	(1.13)	(5.21)	.55
Net asset value, ending	$12.48	$13.61	$18.82

Total return*	(8.09%)	(23.23%)	7.69%
Ratios to average net assets:A
Net investment income (loss)	.12%	(.03%)	(.20%)
Total expenses	2.52%	2.22%	2.19%
Expenses before offsets	2.41%	2.12%	2.09%
Net expenses	2.41%	2.10%	2.06%
Portfolio turnover	111%	46%	56%
Net assets, ending (in thousands)	$5,767	$6,631	$10,089

		Years Ended
		September 30,	September 30,
Class C Shares		2006 (z)	2005
Net asset value, beginning		$17.50	$15.90
Income from investment operations
Net investment income (loss)		(.06)	(.05)
Net realized and unrealized gain (loss)		1.39	1.65
Total from investment operations		1.33	1.60
Distributions from
Net realized gain		(.56)	--
Total distributions		(.56)	--
Total increase (decrease) in net asset value		.77	1.60
Net asset value, ending		$18.27	$17.50

Total return*		7.75%	10.06%(r)
Ratios to average net assets:A
Net investment income (loss)		(.33%)	(.29%)
Total expenses		2.25%	2.28%
Expenses before offsets		2.15%	2.18%
Net expenses		2.12%	2.17%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$7,846	$7,344

See notes to financial highlights.

Calvert Large Cap Growth Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$25.72	$35.86	$30.61
Income from investment operations
Net investment income (loss)	.07	(.11)	(.01)
Net realized and unrealized gain (loss)	(2.05)	(9.63)	5.26
Total from investment operations	(1.98)	(9.74)	5.25
Distributions from
Net investment income	--	--	--
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(1.98)	(10.14)	5.25
Net asset value, ending	$23.74	$25.72	$35.86

Total return*	(7.70%)	(27.49%)	17.15%
Ratios to average net assets:A
Net investment income (loss)	.28%	(.31%)	(.04%)
Total expenses	1.38%	1.50%	1.28%
Expenses before offsets	1.27%	1.50%	1.28%
Net expenses	1.27%	1.49%	1.27%
Portfolio turnover	58%	81%	49%
Net assets, ending (in thousands)	$400,598	$632,988	$1,026,289

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$29.32	$24.37
Income from investment operations
Net investment income (loss)	(.10)	(.12)
Net realized and unrealized gain (loss)	1.39	5.07
Total from investment operations	1.29	4.95
Total increase (decrease) in net asset value	1.29	4.95
Net asset value, ending	$30.61	$29.32

Total return*	4.40%	20.31%
Ratios to average net assets:A
Net investment income (loss)	(.43%)	(.72%)
Total expenses	1.52%	1.56%
Expenses before offsets	1.52%	1.56%
Net expenses	1.51%	1.55%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$842,433	$373,113

See notes to financial highlights.

Calvert Large Cap Growth Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$23.91	$33.65	$28.95
Income from investment operations
Net investment income (loss)	(.16)	(.42)	(.27)
Net realized and unrealized gain (loss)	(1.90)	(8.92)	4.97
Total from investment operations	(2.06)	(9.34)	4.70
Distributions from
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(2.06)	(9.74)	4.70
Net asset value, ending	$21.85	$23.91	$33.65

Total return*	(8.62%)	(28.12%)	16.23%
Ratios to average net assets:A
Net investment income (loss)	(.72%)	(1.15%)	(.86%)
Total expenses	2.33%	2.33%	2.10%
Expenses before offsets	2.27%	2.33%	2.10%
Net expenses	2.27%	2.33%	2.09%
Portfolio turnover	58%	81%	49%
Net assets, ending (in thousands)	$19,676	$30,257	$49,951

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$27.97	$23.47
Income from investment operations
Net investment income (loss)	(.32)	(.32)
Net realized and unrealized gain (loss)	1.30	4.82
Total from investment operations	.98	4.50
Total increase (decrease) in net asset value	.98	4.50
Net asset value, ending	$28.95	$27.97

Total return*	3.50%	19.17%
Ratios to average net assets:A
Net investment income (loss)	(1.28%)	(1.62%)
Total expenses	2.36%	2.47%
Expenses before offsets	2.36%	2.47%
Net expenses	2.36%	2.46%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$43,415	$29,861

See notes to financial highlights.

Calvert Large Cap Growth Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$24.09	$33.86	$29.11
Income from investment operations
Net investment income (loss)	(.13)	(.38)	(.22)
Net realized and unrealized gain (loss)	(1.91)	(8.99)	4.97
Total from investment operations	(2.04)	(9.37)	4.75
Distributions from
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(2.04)	(9.77)	4.75
Net asset value, ending	$22.05	$24.09	$33.86

Total return*	(8.47%)	(28.03%)	16.32%
Ratios to average net assets:A
Net investment income (loss)	(.58%)	(1.03%)	(.75%)
Total expenses	2.13%	2.22%	1.99%
Expenses before offsets	2.13%	2.22%	1.99%
Net expenses	2.13%	2.21%	1.99%
Portfolio turnover	58%	81%	49%
Net assets, ending (in thousands)	$50,132	$77,897	$125,951

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$28.10	$23.55
Income from investment operations
Net investment income (loss)	(.26)	(.25)
Net realized and unrealized gain (loss)	1.27	4.80
Total from investment operations	1.01	4.55
Total increase (decrease) in net asset value	1.01	4.55
Net asset value, ending	$29.11	$28.10

Total return*	3.59%	19.32%
Ratios to average net assets:A
Net investment income (loss)	(1.19%)	(1.54%)
Total expenses	2.28%	2.39%
Expenses before offsets	2.28%	2.39%
Net expenses	2.27%	2.38%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$91,505	$41,036

See notes to financial highlights.

Calvert Large Cap Growth Fund Financial Highlights

Period Ended
September 30,
Class Y Shares	2009 #
Net asset value, beginning	$21.03
Income from investment operations
Net investment income	.05
Net realized and unrealized gain (loss)	2.73
Total from investment operations	2.78
Distributions from
Net investment income	(.02)
Net realized gain	--
Total distributions	(.02)
Total increase (decrease) in net asset value	2.76
Net asset value, ending	$23.79

Total return*	13.23%
Ratios to average net assets:A
Net investment income	.25% (a)
Total expenses	9.32% (a)
Expenses before offsets	1.02% (a)
Net expenses	1.02% (a)
Portfolio turnover	55%
Net assets, ending (in thousands)	$299

See notes to financial highlights.

Calvert Capital Accumulation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007 (z)
Net asset value, beginning	$23.00	$28.11	$24.02
Income from investment operations
Net investment income (loss)	(.17)	(.21)	(.26)
Net realized and unrealized gain (loss)	(2.12)	(4.49)	4.35
Total from investment operations	(2.29)	(4.70)	4.09
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(2.29)	(5.11)	4.09
Net asset value, ending	$20.71	$23.00	$28.11
Total return*	(9.96%)	(16.97%)	17.03%
Ratios to average net assets:A
Net investment income (loss)	(.92%)	(.79%)	(.98%)
Total expenses	1.88%	1.66%	1.66%
Expenses before offsets	1.88%	1.66%	1.66%
Net expenses	1.88%	1.65%	1.64%
Portfolio turnover	72%	49%	47%
Net assets, ending (in thousands)	$72,289	$85,195	$107,976

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$23.42	$21.60
Income from investment operations
Net investment income (loss)	(.27)	(.31)
Net realized and unrealized gain (loss)	.87	2.13
Total from investment operations	.60	1.82
Total increase (decrease) in net asset value	.60	1.82
Net asset value, ending	$24.02	$23.42

Total return*	2.56%	8.43%
Ratios to average net assets:A
Net investment income (loss)	(1.05%)	(1.26%)
Total expenses	1.71%	1.68%
Expenses before offsets	1.71%	1.68%
Net expenses	1.69%	1.68%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$103,499	$110,970

See notes to financial highlights.

Calvert Capital Accumulation Fund Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007 (z)
Net asset value, beginning	$20.78	$25.66	$22.13
Income from investment operations
Net investment income (loss)	(.39)	(.47)	(.45)
Net realized and unrealized gain (loss)	(1.89)	(4.00)	3.98
Total from investment operations	(2.28)	(4.47)	3.53
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(2.28)	(4.88)	3.53
Net asset value, ending	$18.50	$20.78	$25.66
Total return*	(10.97%)	(17.70%)	15.95%
Ratios to average net assets:A
Net investment income (loss)	(2.04%)	(1.73%)	(1.86%)
Total expenses	2.99%	2.57%	2.54%
Expenses before offsets	2.99%	2.57%	2.54%
Net expenses	2.99%	2.56%	2.52%
Portfolio turnover	72%	49%	47%
Net assets, ending (in thousands)	$4,793	$7,803	$11,613

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$21.76	$20.24
Income from investment operations
Net investment income (loss)	(.49)	(.49)
Net realized and unrealized gain (loss)	.86	2.01
Total from investment operations	.37	1.52
Total increase (decrease) in net asset value	.37	1.52
Net asset value, ending	$22.13	$21.76

Total return*	1.70%	7.51%
Ratios to average net assets:A
Net investment income (loss)	(1.91%)	(2.12%)
Total expenses	2.57%	2.54%
Expenses before offsets	2.57%	2.54%
Net expenses	2.55%	2.53%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$13,752	$16,503

See notes to financial highlights.

Calvert Capital Accumulation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007 (z)
Net asset value, beginning	$20.20	$24.93	$21.47
Income from investment operations
Net investment income (loss)	(.28)	(.38)	(.41)
Net realized and unrealized gain (loss)	(1.87)	(3.94)	3.87
Total from investment operations	(2.15)	(4.32)	3.46
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(2.15)	(4.73)	3.46
Net asset value, ending	$18.05	$20.20	$24.93
Total return*	(10.64%)	(17.62%)	16.12%
Ratios to average net assets:A
Net investment income (loss)	(1.75%)	(1.57%)	(1.74%)
Total expenses	2.71%	2.42%	2.42%
Expenses before offsets	2.71%	2.42%	2.42%
Net expenses	2.70%	2.42%	2.41%
Portfolio turnover	72%	49%	47%
Net assets, ending (in thousands)	$8,287	$10,252	$13,275

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$21.10	$19.62
Income from investment operations
Net investment income (loss)	(.42)	(.44)
Net realized and unrealized gain (loss)	.79	1.92
Total from investment operations	.37	1.48
Total increase (decrease) in net asset value	.37	1.48
Net asset value, ending	$21.47	$21.10

Total return*	1.75%	7.54%
Ratios to average net assets:A
Net investment income (loss)	(1.84%)	(2.07%)
Total expenses	2.49%	2.49%
Expenses before offsets	2.49%	2.49%
Net expenses	2.47%	2.49%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$12,831	$14,038

See notes to financial highlights.

Calvert World Values ("CWVF") International Equity Fund
Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2009 (z)	2008	2007
Net asset value, beginning		$15.31	$25.57	$23.87
Income from investment operations
Net investment income		.11	.37	.22
Net realized and unrealized gain (loss)		(1.19)	(8.46)	4.61
Total from investment operations		(1.08)	(8.09)	4.83
Distributions from
Net investment income		(.37)	(.24)	(.20)
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.40)	(2.17)	(3.13)
Total increase (decrease) in net asset value		(1.48)	(10.26)	1.70
Net asset value, ending		$13.83	$15.31	$25.57
Total return*		(6.27%)	(34.31%)	21.72%
Ratios to average net assets:A
Net investment income (loss)		.99%	1.81%	1.08%
Total expenses		1.87%	1.65%	1.62%
Expenses before offsets		1.86%	1.63%	1.60%
Net expenses		1.86%	1.63%	1.60%
Portfolio turnover		135%	100%	82%
Net assets, ending (in thousands)		$270,900	$324,091	$546,564

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$20.29	$16.60
Income from investment operations
Net investment income		.24	.21
Net realized and unrealized gain (loss)		3.51	3.59
Total from investment operations	.	3.75	3.80
Distributions from
Net investment income		(.17)	(.11)
Net realized gain		--	--
Total distributions		(.17)	(.11)
Total increase (decrease) in net asset value		3.58	3.69
Net asset value, ending		$23.87	$20.29

Total return*		18.58%	22.95%
Ratios to average net assets:A
Net investment income (loss)		1.19%	1.23%
Total expenses		1.73%	1.86%
Expenses before offsets		1.72%	1.86%
Net expenses		1.71%	1.85%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$401,195	$297,151

See notes to financial highlights.

Calvert World Values ("CWVF") International Equity Fund
Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2009 (z)	2008	2007
Net asset value, beginning		$13.69	$23.11	$21.85
Income from investment operations
Net investment income (loss)		(.02)	.12	.09
Net realized and unrealized gain (loss)		(1.06)	(7.56)	4.10
Total from investment operations		(1.08)	(7.44)	4.19
Distributions from
Net investment income		(.18)	(.05)	--
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.21)	(1.98)	(2.93)
Total increase (decrease) in net asset value		(1.29)	(9.42)	1.26
Net asset value, ending		$12.40	$13.69	$23.11

Total return*		(7.47%)	(34.97%)	20.60%
Ratios to average net assets:A
Net investment income (loss)		(.26%)	.78%	.13%
Total expenses		3.12%	2.63%	2.57%
Expenses before offsets		3.10%	2.61%	2.54%
Net expenses		3.10%	2.60%	2.54%
Portfolio turnover		135%	100%	82%
Net assets, ending (in thousands)		$8,993	$12,512	$23,805

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$18.61	$15.30
Income from investment operations
Net investment income	.	.06	.15
Net realized and unrealized gain (loss)		3.18	3.16
Total from investment operations		3.24	3.31
Distributions from
Net investment income		**	--
Net realized gain		--	--
Total distributions		**	--
Total increase (decrease) in net asset value		3.24	3.31
Net asset value, ending		$21.85	$18.61

Total return*		17.43%	21.63%
Ratios to average net assets:A
Net investment income (loss)		.18%	.20%
Total expenses		2.73%	2.92%
Expenses before offsets		2.72%	2.92%
Net expenses		2.70%	2.91%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$18,053	$14,232

See notes to financial highlights.

Calvert World Values ("CWVF") International Equity Fund
Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2009 (z)	2008	2007
Net asset value, beginning		$13.31	$22.51	$21.34
Income from investment operations
Net investment income		.01	.19	.13
Net realized and unrealized gain (loss)		(1.03)	(7.40)	3.99
Total from investment operations		(1.02)	(7.21)	4.12
Distributions from
Net investment income		(.19)	(.06)	(.02)
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.22)	(1.99)	(2.95)
Total increase (decrease) in net asset value		(1.24)	(9.20)	1.17
Net asset value, ending		$12.07	$13.31	$22.51
Total return*		(7.16%)	(34.86%)	20.81%
Ratios to average net assets:A
Net investment income (loss)		.07%	1.01%	.31%
Total expenses		2.79%	2.47%	2.43%
Expenses before offsets		2.79%	2.45%	2.41%
Net expenses		2.79%	2.45%	2.40%
Portfolio turnover		135%	100%	82%
Net assets, ending (in thousands)		$24,107	$31,475	$50,790

		Years Ended
		September 30,	September 30,
Class C Shares		2006	2005
Net asset value, beginning		$18.18	$14.91
Income from investment operations
Net investment income		.13	.15
Net realized and unrealized gain (loss)		3.06	3.12
Total from investment operations	.	3.19	3.27
Distributions from
Net investment income		(.03)	--
Net realized gain		--	--
Total distributions		(.03)	--
Total increase (decrease) in net asset value		3.16	3.27
Net asset value, ending		$21.34	$18.18

Total return*		17.55%	21.93%
Ratios to average net assets:A
Net investment income (loss)		.38%	.38%
Total expenses		2.57%	2.75%
Expenses before offsets		2.56%	2.75%
Net expenses		2.55%	2.74%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$32,723	$22,856

See notes to financial highlights.

Calvert World Values ("CWVF") International Equity Fund
Financial Highlights

Period Ended
September 30,
Class Y Shares	2009# (z)
Net asset value, beginning	$11.45
Income from investment operations
Net investment income	.17
Net realized and unrealized gain (loss)	2.76
Total from investment operations	2.93
Distributions from
Net investment income	(.01)
Net realized gain	(.03)
Total distributions	(.04)
Total increase (decrease) in net asset value	2.89
Net asset value, ending	$14.34

Total return*	25.75%
Ratios to average net assets:A
Net investment income (loss)	1.52% (a)
Total expenses	5.91% (a)
Expenses before offsets	1.39% (a)
Net expenses	1.39% (a)
Portfolio turnover	100%
Net assets, ending (in thousands)	$702

See notes to financial highlights.

Calvert International Opportunities Fund Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007## (z)
Net asset value, beginning	$11.50	$15.32	$15.00
Income from investment operations
Net investment income	.06	.17	.02
Net realized and unrealized gain (loss)	(.10)	(3.99)	.30
Total from investment operations	(.04)	(3.82)	.32
Distributions from
Net investment income	(.06)	--	--
Net realized gain	**	--	--
Total from distributions	(.06)	--	--
Total increase (decrease) in net asset value	(.10)	(3.82)	.32
Net asset value, ending	$11.40	$11.50	$15.32

Total return*	(.16%)	(24.93%)	2.13%
Ratios to average net assets: A
Net investment income	.63%	1.22%	.50% (a)
Total expenses	2.70%	2.81%	7.82% (a)
Expenses before offsets	1.67%	1.68%	1.74% (a)
Net expenses	1.67%	1.66%	1.66% (a)
Portfolio turnover	98%	29%	2%
Net assets, ending (in thousands)	$21,328	$16,710	$5,678

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 ###(z)
Net asset value, beginning	$11.39	$15.30	$14.74
Income from investment operations
Net investment income (loss)	(.02)	.09	.01
Net realized and unrealized gain (loss)	(.08)	(4.00)	.55
Total from investment operations	(.10)	(3.91)	.56
Distributions from
Net realized gain	**	--	--
Total from distributions	**	--	--
Total increase (decrease) in net asset value	(.10)	(3.91)	.56
Net asset value, ending	$11.29	$11.39	$15.30

Total return*	(0.82%)	(25.56%)	3.80%
Ratios to average net assets: A
Net investment income (loss)	(.19%)	.67%	1.14% (a)
Total expenses	5.38%	7.55%	66.65% (a)
Expenses before offsets	2.51%	2.52%	2.58% (a)
Net expenses	2.51%	2.50%	2.50% (a)
Portfolio turnover	98%	29%	1%
Net assets, ending (in thousands)	$823	$620	$140

See notes to financial highlights.

Calvert International Opportunities Fund Financial Highlights

Period Ended
September 30,
Class Y Shares	2009#(z)
Net asset value, beginning	$8.67
Income from investment operations
Net investment income	.13
Net realized and unrealized gain (loss)	2.70
Total from investment operations	2.83
Distributions from
Net realized gain	**
Total from distributions	**
Total increase (decrease) in net asset value	2.83
Net asset value, ending	$11.50
Total return*	32.71%
Ratios to average net assets: A
Net investment income	1.56% (a)
Total expenses	21.67% (a)
Expenses before offsets	1.42% (a)
Net expenses	1.41% (a)
Portfolio turnover	90%
Net assets, ending (in thousands)	$112

See notes to financial highlights.

Calvert New Vision Small Cap Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007 (z)
Net asset value, beginning	$13.74	$17.45	$15.92
Income from investment operations
Net investment income (loss)	(.07)	(.16)	(.17)
Net realized and unrealized gain (loss)	(1.56)	(3.55)	1.70
Total from investment operations	(1.63)	(3.71)	1.53
Total increase (decrease) in net asset value	(1.63)	(3.71)	1.53
Net asset value, ending	$12.11	$13.74	$17.45
Total return*	(11.86%)	(21.26%)	9.61%
Ratios to average net assets:A
Net investment income (loss)	(.68%)	(1.08%)	(1.03%)
Total expenses	1.97%	1.80%	1.76%
Expenses before offsets	1.90%	1.75%	1.73%
Net expenses	1.89%	1.74%	1.71%
Portfolio turnover	71%	55%	98%
Net assets, ending (in thousands)	$62,622	$78,939	$103,937

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$18.25	$18.70
Income from investment operations
Net investment income (loss)	(.21)	(.06)
Net realized and unrealized gain (loss)	(.22)	.22
Total from investment operations	(.43)	.16
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.33)	(.45)
Net asset value, ending	$15.92	$18.25
Total return*	(3.04%)	.64%
Ratios to average net assets:A
Net investment income (loss)	(1.10%)	(.28%)
Total expenses	1.74%	1.71%
Expenses before offsets	1.74%	1.71%
Net expenses	1.73%	1.70%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$121,941	$172,540

See notes to financial highlights.

Calvert New Vision Small Cap Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007 (z)
Net asset value, beginning	$12.19	$15.64	$14.42
Income from investment operations
Net investment income (loss)	(.22)	(.35)	(.31)
Net realized and unrealized gain (loss)	(1.40)	(3.10)	1.53
Total from investment operations	(1.62)	(3.45)	1.22
Total increase (decrease) in net asset value	(1.62)	(3.45)	1.22
Net asset value, ending	$10.57	$12.19	$15.64
Total return*	(13.29%)	(22.06%)	8.46%
Ratios to average net assets:A
Net investment income (loss)	(2.09%)	(2.13%)	(2.02%)
Total expenses	3.38%	2.86%	2.75%
Expenses before offsets	3.30%	2.81%	2.72%
Net expenses	3.30%	2.80%	2.70%
Portfolio turnover	71%	55%	98%
Net assets, ending (in thousands)	$4,698	$6,862	$11,729

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$16.84	$17.45
Income from investment operations
Net investment income (loss)	(.36)	(.24)
Net realized and unrealized gain (loss)	(.16)	.24
Total from investment operations	(.52)	(.00)
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.42)	(.61)
Net asset value, ending	$14.42	$16.84

Total return*	(3.91%)	(.25%)
Ratios to average net assets:A
Net investment income (loss)	(2.02%)	(1.18%)
Total expenses	2.66%	2.61%
Expenses before offsets	2.66%	2.60%
Net expenses	2.65%	2.60%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$14,425	$20,309

See notes to financial highlights.

Calvert New Vision Small Cap Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007 (z)
Net asset value, beginning	$12.36	$15.83	$14.57
Income from investment operations
Net investment income (loss)	(.17)	(.30)	(.29)
Net realized and unrealized gain (loss)	(1.43)	(3.17)	1.55
Total from investment operations	(1.60)	(3.47)	1.26
Total increase (decrease) in net asset value	(1.60)	(3.47)	1.26
Net asset value, ending	$10.76	$12.36	$15.83
Total return*	(12.94%)	(21.92%)	8.65%
Ratios to average net assets:A
Net investment income (loss)	(1.71%)	(1.94%)	(1.88%)
Total expenses	3.00%	2.66%	2.60%
Expenses before offsets	2.93%	2.61%	2.57%
Net expenses	2.93%	2.60%	2.55%
Portfolio turnover	71%	55%	98%
Net assets, ending (in thousands)	$7,206	$9,347	$13,794

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$16.98	$17.57
Income from investment operations
Net investment income (loss)	(.33)	(.21)
Net realized and unrealized gain (loss)	(.18)	.23
Total from investment operations	(.51)	.02
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.41)	(.59)
Net asset value, ending	$14.57	$16.98
Total return*	(3.81%)	(.13%)
Ratios to average net assets:A
Net investment income (loss)	(1.89%)	(1.06%)
Total expenses	2.53%	2.50%
Expenses before offsets	2.53%	2.49%
Net expenses	2.52%	2.48%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$17,270	$23,131

See notes to financial highlights.

Calvert Small Cap Value Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.61	$18.95	$17.19
Income from investment operations
Net investment income	(.02)	(.04)	.01
Net realized and unrealized gain (loss)	(1.45)	(3.30)	1.75
Total from investment operations	(1.47)	(3.34)	1.76
Total increase (decrease) in net asset value	(1.47)	(3.34)	1.76
Net asset value, ending	$14.14	$15.61	$18.95
Total return*	(9.42%)	(17.63%)	10.24%
Ratios to average net assets: A
Net investment income	(.18%)	(.21%)	.03%
Total expenses	2.09%	1.88%	1.84%
Expenses before offsets	1.70%	1.70%	1.72%
Net expenses	1.69%	1.69%	1.69%
Portfolio turnover	61%	62%	46%
Net assets, ending (in thousands)	$34,051	$31,035	$42,407

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 ^(z)
Net asset value, beginning	$16.16	$15.00
Income from investment operations
Net investment income	(.04)	(.15)
Net realized and unrealized gain (loss)	1.08	1.31
Total from investment operations	1.04	1.16
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.03	1.16
Net asset value, ending	$17.19	$16.16

Total return*	6.43%	7.73%
Ratios to average net assets: A
Net investment income	(.30%)	(1.01%) (a)
Total expenses	1.98%	2.40% (a)
Expenses before offsets	1.77%	1.80% (a)
Net expenses	1.69%	1.69% (a)
Portfolio turnover	63%	39%
Net assets, ending (in thousands)	$28,584	$19,060

See notes to financial highlights.

Calvert Small Cap Value Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$15.08	$18.50	$16.94
Income from investment operations
Net investment income	(.12)	(.20)	(.13)
Net realized and unrealized gain (loss)	(1.41)	(3.22)	1.69
Total from investment operations	(1.53)	(3.42)	1.56
Total increase (decrease) in net asset value	(1.53)	(3.42)	1.56
Net asset value, ending	$13.55	$15.08	$18.50

Total return*	(10.15%)	(18.49%)	9.21%
Ratios to average net assets: A
Net investment income	(1.17%)	(1.21%)	(.96%)
Total expenses	3.64%	3.22%	3.29%
Expenses before offsets	2.70%	2.70%	2.72%
Net expenses	2.69%	2.69%	2.69%
Portfolio turnover	61%	62%	46%
Net assets, ending (in thousands)	$1,889	$1,735	$2,095

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005 ^^ (z)
Net asset value, beginning	$16.09	$15.70
Income from investment operations
Net investment income	(.12)	(.13)
Net realized and unrealized gain (loss)	.98	.52
Total from investment operations	.86	.39
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	.85	.39
Net asset value, ending	$16.94	$16.09

Total return*	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(1.29%)	(2.04%) (a)
Total expenses	6.11%	21.28% (a)
Expenses before offsets	2.77%	2.80% (a)
Net expenses	2.69%	2.69% (a)
Portfolio turnover	63%	24%
Net assets, ending (in thousands)	$734	$203

See notes to financial highlights.

Calvert Mid Cap Value Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.32	$20.45	$18.39
Income from investment operations
Net investment income	.05	(.03)	(.02)
Net realized and unrealized gain (loss)	(1.09)	(4.62)	2.26
Total from investment operations	(1.04)	(4.65)	2.24
Distributions from
Net investment income	--	--	(.03)
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.18)
Total increase (decrease) in net asset value	(1.04)	(5.13)	2.06
Net asset value, ending	$14.28	$15.32	$20.45
Total return*	(6.79%)	(23.26%)	12.24%
Ratios to average net assets: A
Net investment income	.41%	(.16%)	(.11%)
Total expenses	2.00%	1.72%	1.66%
Expenses before offsets	1.60%	1.61%	1.62%
Net expenses	1.59%	1.59%	1.59%
Portfolio turnover	40%	49%	43%
Net assets, ending (in thousands)	$26,867	$32,611	$46,486

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005^(z)
Net asset value, beginning	$17.16	$15.00
Income from investment operations
Net investment income	.04	(.14)
Net realized and unrealized gain (loss)	1.42	2.30
Total from investment operations	1.46	2.16
Distributions from
Net investment income	--	--
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.23	2.16
Net asset value, ending	$18.39	$17.16
Total return*	8.60%	14.40%
Ratios to average net assets: A
Net investment income	.27%	(.89%) (a)
Total expenses	1.76%	2.29% (a)
Expenses before offsets	1.67%	1.69% (a)
Net expenses	1.59%	1.59% (a)
Portfolio turnover	37%	55%
Net assets, ending (in thousands)	$34,010	$19,362

See notes to financial highlights.

Calvert Mid Cap Value Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.82	$20.00	$18.13
Income from investment operations
Net investment income	(.06)	(.22)	(.11)
Net realized and unrealized gain (loss)	(1.08)	(4.48)	2.13
Total from investment operations	(1.14)	(4.70)	2.02
Distributions from
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.15)
Total increase (decrease) in net asset value	(1.14)	(5.18)	1.87
Net asset value, ending	$13.68	$14.82	$20.00

Total return*	(7.69%)	(24.04%)	11.17%
Ratios to average net assets: A
Net investment income	(.58%)	(1.17%)	(1.09%)
Total expenses	3.33%	2.82%	2.86%
Expenses before offsets	2.60%	2.61%	2.62%
Net expenses	2.59%	2.59%	2.59%
Portfolio turnover	40%	49%	43%
Net assets, ending (in thousands)	$2,434	$2,591	$3,636

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005^^(z)
Net asset value, beginning	$17.09	$16.62
Income from investment operations
Net investment income	(.08)	(.13)
Net realized and unrealized gain (loss)	1.35	.60
Total from investment operations	1.27	.47
Distributions from
Net realized gain	(.23)	--
Total distributions		(.23)	--
Total increase (decrease) in net asset value	1.04	.47
Net asset value, ending	$18.13	$17.0

Total return*	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(.66%)	(1.86%) (a)
Total expenses	4.44%	11.25% (a)
Expenses before offsets	2.67%	2.69% (a)
Net expenses	2.59%	2.59% (a)
Portfolio turnover	37%	34%
Net assets, ending (in thousands)	$1,366	$382

See notes to financial highlights.

Calvert Global Alternative Energy Fund Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007##(z)
Net asset value, beginning	$12.35	$16.35	$15.00
Income from investment operations
Net investment income	(.02)	(.15)	(.05)
Net realized and unrealized gain (loss)	(1.88)	(3.85)	1.40
Total from investment operations	(1.90)	(4.00)	1.35
Total increase (decrease) in net asset value	(1.90)	(4.00)	1.35
Net asset value, ending	$10.45	$12.35	$16.35

Total return*	(15.38%)	(24.46%)	9.00%
Ratios to average net assets: A
Net investment income	(.25%)	(.89%)	(1.04%) (a)
Total expenses	2.37%	2.23%	4.94% (a)
Expenses before offsets	1.85%	1.86%	1.88% (a)
Net expenses	1.85%	1.85%	1.85% (a)
Portfolio turnover	61%	54%	2%
Net assets, ending (in thousands)	$198,077	$173,942	$27,537

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007###(z)
Net asset value, beginning	$12.23	$16.36	$15.66
Income from investment operations
Net investment income	(.10)	(.30)	(.05)
Net realized and unrealized gain (loss)	(1.87)	(3.83)	.75
Total from investment operations	(1.97)	(4.13)	.70
Total increase (decrease) in net asset value	(1.97)	(4.13)	.70
Net asset value, ending	$10.26	$12.23	$16.36

Total return*	(16.11%)	(25.24%)	4.47%
Ratios to average net assets: A
Net investment income	(1.24%)	(1.86%)	(2.23%) (a)
Total expenses	3.20%	2.98%	7.70% (a)
Expenses before offsets	2.85%	2.86%	2.88% (a)
Net expenses	2.85%	2.85%	2.85% (a)
Portfolio turnover	61%	54%	1%
Net assets, ending (in thousands)	$42,224	$36,348	$1,515

See notes to financial highlights.

Calvert Global Water Fund Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2009 (z)	2008####
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	.11	--
Net realized and unrealized gain (loss)	(.26)	--
Total from investment operations	(.15)	--
Total increase (decrease) in net asset value	(.15)	--
Net asset value, ending	$14.85	$15.00

Total return*	(1.00%)	--
Ratios to average net assets: A
Net investment income	.87%	--
Total expenses	5.78%	--
Expenses before offsets	1.99%	--
Net expenses	1.85%	--
Portfolio turnover	58%	--
Net assets, ending (in thousands)	$9,365	$1,000

	Periods Ended
	September 30,	September 30,
Class C Shares	2009 (z)	2008####
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	**	--
Net realized and unrealized gain (loss)	(.30)	--
Total from investment operations	(.30)	--
Total increase (decrease) in net asset value	(.30)	--
Net asset value, ending	$14.70	$15.00

Total return*	(2.00%)	--
Ratios to average net assets: A
Net investment income	.03%	--
Total expenses	11.38%	--
Expenses before offsets	2.99%	--
Net expenses	2.85%	--
Portfolio turnover	58%	--
Net assets, ending (in thousands)	$915	$1

See notes to financial highlights.

Calvert Global Water Fund Financial Highlights

	Periods Ended
	September 30,	September 30,
Class Y Shares	2009 (z)	2008####
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	.08	--
Net realized and unrealized gain (loss)	(.25)	--
Total from investment operations	(.17)	--
Total increase (decrease) in net asset value	(.17)	--
Net asset value, ending	$14.83	$15.00

Total return*	(1.13%)	--
Ratios to average net assets: A
Net investment income	.60%	--
Total expenses	145.92%	--
Expenses before offsets	1.74%	--
Net expenses	1.60%	--
Portfolio turnover	58%	--
Net assets, ending (in thousands)	$31	$1

See notes to financial highlights.

Calvert Large Cap Value Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$46.85	$67.86	$63.25
Income from investment operations
Net investment income (loss)	.68	1.03	.75
Net realized and unrealized gain (loss)	(5.08)	(16.17)	8.24
Total from investment operations	(4.40)	(15.14)	8.99
Distributions from
Net investment income	(.93)	(0.84)	(.87)
Net realized gain	(.01)	(5.03)	(3.51)
Total distributions	(.94)	(5.87)	(4.38)
Total increase (decrease) in net asset value	(5.34)	(21.01)	4.61
Net asset value, ending	$41.51	$46.85	$67.86
Total return*	(8.91%)	(24.05%)	14.58%
Ratios to average net assets:A
Net investment income (loss)	1.97%	1.55%	1.13%
Total expenses	2.18%	1.15%	1.16%
Expenses before offsets	1.23%	1.15%	1.16%
Net expenses	1.23%	1.15%	1.16%
Portfolio turnover	31%	37%	51%
Net assets, ending (in thousands)	$5,701	$4,554	$7,201

	Periods Ended
	September 30,	September 30,
Class A Shares	2006 (z)	2005
Net asset value, beginning	$61.14	$58.62
Income from investment operations
Net investment income (loss)	.80	1.26
Net realized and unrealized gain (loss)	8.09	6.46
Total from investment operations	8.89	7.72
Distributions from
Net investment income	(.59)	(1.53)
Net realized gain	(6.19)	(3.67)
Total distributions	(6.78)	(5.20)
Total increase (decrease) in net asset value	2.11	2.52
Net asset value, ending	$63.25	$61.14

Total return*	15.87%	13.65%
Ratios to average net assets:A
Net investment income (loss)	1.34%	1.03%
Total expenses	1.17%	1.22%
Expenses before offsets	1.17%	1.22%
Net expenses	1.17%	1.22%
Portfolio turnover	55%	63%
Net assets, ending (in thousands)	$2,903	$875

See notes to financial highlights.

Calvert Large Cap Value Fund Financial Highlights

Period Ended
September 30,
Class C Shares	2009(z)^^^^^
Net asset value, beginning	$33.72
Income from investment operations
Net investment income	.15
Net realized and unrealized gain	7.74
Total from investment operations	7.89
Distributions from
Net investment income	**
Total distributions	**
Total increase (decrease) in net asset value	7.89
Net asset value, ending	$41.61
Total return*	23.41%
Ratios to average net assets: A
Net investment income	.58%(a)
Total expenses	19.77%(a)
Expenses before offsets	2.35%(a)
Net expenses	2.35%(a)
Portfolio turnover	20%
Net assets, ending (in thousands)	$182

See notes to financial highlights.

Calvert Large Cap Value Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2009(z)	2008	2007(z)
Net asset value, beginning	$47.32	$68.56	$63.81
Income from investment operations
Net investment income (loss)	.81	1.05	.93
Net realized and unrealized gain (loss)	(5.18)	(16.22)	8.32
Total from investment operations	(4.37)	(15.17)	9.25
Distributions from
Net investment income	(1.09)	(1.04)	(.99)
Net realized gain	(.01)	(5.03)	(3.51)
Total distributions	(1.10)	(6.07)	(4.50)
Total increase (decrease) in net asset value	(5.47)	21.24	4.75
Net asset value, ending	$41.85	$47.32	$68.56
Total return*	(8.70%)	(23.89%)	14.88%
Ratios to average net assets:A
Net investment income (loss)	2.32%	1.80%	1.38%
Total expenses	1.27%	90%	.91%
Expenses before offsets	.98%	90%	.91%
Net expenses	.98%	90%	.91%
Portfolio turnover	31%	37%	51%
Net assets, ending (in thousands)	$73,369	$82,922	$95,460

	Years Ended
	September 30,	September 30,
Class Y Shares	2006 (z)	2005
Net asset value, beginning	$61.56	$58.15
Income from investment operations
Net investment income (loss)	.96	.90
Net realized and unrealized gain (loss)	8.13	6.97
Total from investment operations	9.09	7.87
Distributions from
Net investment income	(.65)	(.79)
Net realized gain	(6.19)	(3.67)
Total distributions	(6.84)	(4.46)
Total increase (decrease) in net asset value	2.25	3.41
Net asset value, ending	$63.81	$61.56

Total return*	16.13%	13.96%
Ratios to average net assets:A
Net investment income (loss)	1.59%	1.51%
Total expenses	.92%	.97%
Expenses before offsets	.92%	.97%
Net expenses	.92%	.97%
Portfolio turnover	55%	63%
Net assets, ending (in thousands)	$80,383	$65,755

See notes to financial highlights.

Calvert Conservative Allocation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.52	$16.45	$15.81
Income from investment operations
Net investment income	.45	.62	.55
Net realized and unrealized gain (loss)	(.04)	(1.70)	.74
Total from investment operations	.41	(1.08)	1.29
Distributions from
Net investment income	(.45)	(.62)	(.55)
Net realized gain	(.19)	(.23)	(.10)
Total distributions	(.64)	(.85)	(.65)
Total increase (decrease) in net asset value	(.23)	(1.93)	.64
Net asset value, ending	$14.29	$14.52	$16.45
Total return*	3.48%	(6.90%)	8.27%
Ratios to average net assets: A,B
Net investment income	3.41%	3.92%	3.55%
Total expenses	1.04%	1.07%	1.35%
Expenses before offsets	.44%	.44%	.44%
Net expenses	.44%	.44%	.44%
Portfolio turnover	24%	13%	11%
Net assets, ending (in thousands)	$23,300	$17,551	$12,265

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 ^^^
Net asset value, beginning	$15.42	$15.00
Income from investment operations
Net investment income	.42	.08
Net realized and unrealized gain (loss)	.40	.42
Total from investment operations	.82	.50
Distributions from
Net investment income	(.42)	(.08)
Net realized gain	(.01)	--
Total distributions	(.43)	(.08)
Total increase (decrease) in net asset value	.39	.42
Net asset value, ending	$15.81	$15.42
Total return*	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	2.91%	1.69% (a)
Total expenses	2.62%	9.04% (a)
Expenses before offsets	.87%	1.00% (a)
Net expenses	.87%	1.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$6,258	$1,968

See notes to financial highlights.

Calvert Conservative Allocation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.45	$16.40	$15.77
Income from investment operations
Net investment income	.26	.41	.31
Net realized and unrealized gain (loss)	(.03)	(1.72)	.73
Total from investment operations	.23	(1.31)	1.04
Distributions from
Net investment income	(.26)	(.41)	(.31)
Net realized gain	(.19)	(.23)	(.10)
Total distributions	(.45)	(.64)	(.41)
Total increase (decrease) in net asset value	(.22)	(1.95)	.63
Net asset value, ending	$14.23	$14.45	$16.40
Total return*	2.05%	(8.28%)	6.67%
Ratios to average net assets: A,B
Net investment income	1.99%	2.54%	1.99%
Total expenses	1.88%	1.85%	2.09%
Expenses before offsets	1.88%	1.85%	2.00%
Net expenses	1.88%	1.85%	2.00%
Portfolio turnover	24%	13%	11%
Net assets, ending (in thousands)	$5,747	$4,408	$4,036

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005^^^
Net asset value, beginning	$15.40	$15.00
Income from investment operations
Net investment income	.28	.03
Net realized and unrealized gain (loss)	.38	.40
Total from investment operations	.66	.43
Distributions from
Net investment income	(.28)	(.03)
Net realized gain	(.01)	--
Total distributions	(.29)	(.03)
Total increase (decrease) in net asset value	.37	.40
Net asset value, ending	$15.77	$15.40
Total return*	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.87%	.61% (a)
Total expenses	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$2,314	$998

See notes to financial highlights.

Calvert Moderate Allocation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.83	$18.30	$16.81
Income from investment operations
Net investment income	.23	.37	.32
Net realized and unrealized gain (loss)	(.51)	(3.17)	1.59
Total from investment operations	(.28)	(2.80)	1.91
Distributions from
Net investment income	(.22)	(.37)	(.32)
Net realized gain	(.39)	(.30)	(.10)
Total distributions	(.61)	(.67)	(.42)
Total increase (decrease) in net asset value	(.89)	(3.47)	1.49
Net asset value, ending	$13.94	$14.83	$18.30
Total return*	(.95%)	(15.82%)	11.46%
Ratios to average net assets: A,B
Net investment income	1.85%	2.12%	1.71%
Total expenses	.83%	.71%	.75%
Expenses before offsets	.80%	.71%	.75%
Net expenses	.80%	.71%	.75%
Portfolio turnover	25%	5%	3%
Net assets, ending (in thousands)	$77,805	$74,972	$71,746

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005^^^
Net asset value, beginning	$15.88	$15.00
Income from investment operations
Net investment income	.18	.02
Net realized and unrealized gain (loss)	.92	.87
Total from investment operations	1.10	.89
Distributions from
Net investment income	(.17)	(.01)
Net realized gain	**	--
Total distributions	(.17)	(.01)
Total increase (decrease) in net asset value	.93	.88
Net asset value, ending	$16.81	$15.88
Total return*	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.08%	.43% (a)
Total expenses	1.12%	3.99% (a)
Expenses before offsets	.95%	1.00% (a)
Net expenses	.95%	1.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$33,279	$7,628

See notes to financial highlights.

Calvert Moderate Allocation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.72	$18.16	$16.69
Income from investment operations
Net investment income	.13	.24	.20
Net realized and unrealized gain (loss)	(.52)	(3.14)	1.56
Total from investment operations	(.39)	(2.90)	1.76
Distributions from
Net investment income	(.15)	(.24)	(.19)
Net realized gain	(.39)	(.30)	(.10)
Total distributions	(.54)	(.54)	(.29)
Total increase (decrease) in net asset value	(.93)	(3.44)	1.47
Net asset value, ending	$13.79	$14.72	$18.16
Total return*	(1.79%)	(16.43%)	10.62%
Ratios to average net assets: A,B
Net investment income	1.03%	1.38%	.97%
Total expenses	1.60%	1.48%	1.50%
Expenses before offsets	1.60%	1.48%	1.50%
Net expenses	1.60%	1.48%	1.50%
Portfolio turnover	25%	5%	3%
Net assets, ending (in thousands)	$17,582	$16,835	$17,564

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005^^^
Net asset value, beginning	$15.80	$15.00
Income from investment operations
Net investment income	.05	(.02)
Net realized and unrealized gain (loss)	.91	.82
Total from investment operations	.96	.80
Distributions from
Net investment income	(.07)	--
Net realized gain	**	--
Total distributions	(.07)	--
Total increase (decrease) in net asset value	.89	.80
Net asset value, ending	$16.69	$15.80
Total return*	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.07%	(.62%) (a)
Total expenses	1.95%	5.22% (a)
Expenses before offsets	1.94%	2.00% (a)
Net expenses	1.94%	2.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$8,508	$2,200

See notes to financial highlights.

Calvert Aggressive Allocation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.45	$19.00	$16.91
Income from investment operations
Net investment income	.15	.23	.22
Net realized and unrealized gain (loss)	(1.00)	(4.21)	2.16
Total from investment operations	(.85)	(3.98)	2.38
Distributions from
Net investment income	(.12)	(.21)	(.21)
Net realized gain	(.45)	(.36)	(.08)
Total distributions	(.57)	(.57)	(.29)
Total increase (decrease) in net asset value	(1.42)	(4.55)	2.09
Net asset value, ending	$13.03	$14.45	$19.00
Total return*	(4.67%)	(21.59%)	14.18%
Ratios to average net assets: A,B
Net investment income	1.35%	1.27%	.96%
Total expenses	1.06%	.87%	.98%
Expenses before offsets	.43%	.43%	.43%
Net expenses	.43%	.43%	.43%
Portfolio turnover	15%	4%	2%
Net assets, ending (in thousands)	$45,307	$43,632	$44,004

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005^^^^
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income	.03	(.01)
Net realized and unrealized gain (loss)	1.31	.63
Total from investment operations	1.34	.62
Distributions from
Net investment income	(.05)	--
Net realized gain	--	--
Total distributions	(.05)	--
Total increase (decrease) in net asset value	1.29	.62
Net asset value, ending	$16.91	$15.62
Total return*	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	(.11%)	(.59%) (a)
Total expenses	2.08%	15.10% (a)
Expenses before offsets	.83%	1.00% (a)
Net expenses	.83%	1.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$15,170	$1,380

See notes to financial highlights.

Calvert Aggressive Allocation Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.02	$18.63	$16.74
Income from investment operations
Net investment income	(.01)	.02	**
Net realized and unrealized gain (loss)	(.99)	(4.12)	2.09

Total from investment operations	(1.00)	(4.10)	2.09
Distributions from
Net investment income	(.08)	(.15)	(.12)
Net realized gain	(.45)	(.36)	(.08)
Total distributions	(.53)	(.51)	(.20)

Total increase (decrease) in net asset value	(1.53)	(4.61)	1.89

Net asset value, ending	$12.49	$14.02	$18.63

Total return*	(6.06%)	(22.62%)	12.56%

Ratios to average net assets: A,B
Net investment income	(.19%)	(.01%)	(.32%)

Total expenses	1.94%	1.72%	1.77%

Expenses before offsets	1.92%	1.72%	1.77%
Net expenses	1.92%	1.72%	1.77%

Portfolio turnover	15%	4%	2%

Net assets, ending (in thousands)	$7,445	$6,709	$7,605

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005^^^^
Net asset value, beginning	$15.59	$15.00
Income from investment operations
Net investment income	(.11)	(.05)
Net realized and unrealized gain (loss)	1.27	.64
Total from investment operations	1.16	.59
Distributions from
Net investment income	(.01)	--
Net realized gain	--	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.15	.59
Net asset value, ending	$16.74	$15.59

Total return*	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(1.24%)	(1.63%) (a)
Total expenses	3.04%	13.06% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$3,240	$832

See notes to financial highlights.

Notes to Financial Statements

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

B Amounts do not include the activity of the underlying funds.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (0.01) per share.

*** Distribution was less than .01 per share.

# From October 31, 2008 inception.

## From May 31, 2007 inception

### From July 31, 2007 inception.

#### From September 30, 2008 inception.

^ From October 1, 2004 inception.

^^ From April 1, 2005 inception.

^^^ From April 29, 2005 inception.

^^^^ From June 30, 2005 inception.

^^^^^ From December 12, 2008 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

CALVERT FAMILY OF FUNDS

Calvert offers a broad range of more than 50 mutual funds to meet your investment needs. Our funds involve differing levels of risk, based on the fund's objective and strategies, and investment may involve loss of principal. This chart illustrates a selection of mutual funds in our family along a risk/return spectrum; funds with more aggressive objectives and strategies as determined by the Advisor and as stated in the applicable prospectus are listed at the top.

Higher Risk/Reward Potential

Fund Category	Funds
Sector Funds	Global Alternative Energy ● Global Water ●
Small to Mid-Cap Equity Funds	New Vision Small Cap ■ Small Cap Value ■ International Opportunities ■ Capital Accumulation ■ Mid Cap Value ■
Large-Cap Equity Funds	World Values International Equity ■ Large Cap Growth ■ Social Index Fund ■ CSIF Equity ■ CSIF Enhanced Equity ■ Large Cap Value ▲
Balanced and Asset Allocation Funds	Aggressive Allocation ■ ● Moderate Allocation ■ ● CSIF Balanced ■ Conservative Allocation ■ ●
Bond Funds	High Yield Bond Long-Term Income Income CSIF Bond ■ Tax-Free Bond Short Duration Income Government Short-Term Government Ultra-Short Income
Money Market Funds	CSIF Money Market ■ CTFR Money Market First Government Money Market

Lower Risk/Reward Potential

Calvert SRI Approach: ■ Signature ● Solution ▲ SAGE™

SRI is the acronym for Sustainable and Responsible Investing.

#8625

To Open an Account:
800-368-2748

Performance and Prices:
www.calvert.com
24 hours, 7 days a week

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert's website at the following Internet address:
www.calvert.com

You can review and copy information about a Fund (including its SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act file:

No. 811-3334 Calvert Social Investment Fund (CSIF Balanced Portfolio, CSIF Equity Portfolio, CSIF Enhanced Equity Portfolio, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

No. 811- 06563 Calvert World Values Fund, Inc. (CWVF International Equity Fund, Calvert Capital Accumulation Fund and Calvert International Opportunities Fund)

No. 811- 3416 The Calvert Fund (Calvert New Vision Small Cap Fund)

No. 811-09877 Calvert Social Index Series, Inc. (Calvert Social Index Fund)

No. 811-10045 Calvert Impact Fund, Inc. (Calvert Large Cap Growth Fund, Calvert Small Cap Value Fund, Calvert Mid Cap Value Fund, Calvert Global Alternative Energy Fund and Calvert Global Water Fund)

No. 811-22212 (Calvert SAGE Fund: Calvert Large Cap Value Fund)

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